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     EATON VANCE(R)
===================
MANAGED INVESTMENTS

[Graphic Omitted]

Annual Report November 30, 2002


                                  EATON VANCE
                                    ADVISERS
                                     SENIOR
                                 FLOATING-RATE
                                     FUND

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                      IMPORTANT NOTICE REGARDING DELIVERY
                           OF SHAREHOLDER DOCUMENTS

The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.
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

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

Letter to Shareholders

[Photo of Scott H. Page]
President

Eaton Vance Advisers Senior Floating-Rate Fund had a total cumulative return of 0.07%(1) for the year ended November 30, 2002. That return was the result of shareholder distributions of $0.338 per share from net investment income and a decrease in net asset value from $9.17 on December 31, 2001 to $8.84 on November 30, 2002. Based on the Fund's closing net asset value per share of $8.84 on November 30, 2002, the Fund's distribution rate was 3.99%.(2) The Fund's SEC 30- day yield at November 30 was 4.06%.(3)

WHILE ITS RETURNS REFLECTED SHARPLY LOWER INTEREST RATES, THE FUND MAINTAINED AN ATTRACTIVE YIELD ADVANTAGE AND RELATIVELY LOWER VOLATILITY...

The year ended November 30, 2002, featured continued volatility in the financial markets, amid uncertainty about the economy. Despite a challenging investment environment in 2002, the Fund protected investors from losses and delivered a modestly positive total return. Interest rates declined sharply, and, understandably, the loan universe reflected that trend. While lower than those of previous years, the Fund again maintained an attractive yield advantage over most other short-term, fixed-income asset classes. For example, the Fund's distribution rate of 3.90% remained significantly higher than the returns from bank money market accounts and 3-month certificates of deposit, which offered rates of 1.41% and 1.35%, respectively, at November 30, 2002, according to Bank Rate Monitor. Of course, unlike bank certificates of deposit, the Fund is not insured and does not offer a fixed rate of return; and unlike money market accounts, the Fund does not offer daily liquidity and its principal value and return can fluctuate with changing market conditions.(4)

Equally noteworthy is the fact that the Fund's volatility again remained relatively low. Relative stability is a valuable characteristic in a period featuring such volatility. In these times, it may be worthwhile to recall the tendency of markets to revert to their historical trends. Risk-conscious investors may seek to use the Fund as a refuge from bond market volatility and a hedge against an interest rate reversal. Eaton Vance Advisers Senior Floating- Rate Fund continues its conservative mandate of seeking high current income, while considering the preservation of capital. We believe that the Fund
- investing primarily in senior floating-rate loans - offers a unique way for investors in income-producing securities to position themselves to benefit from a turnaround in the economy and an eventual upturn in interest rates. In the following pages, Payson Swaffield and I review the loan market of the past year and look ahead to 2003.

    Sincerely,
/s/ Scott H. Page

    Scott H. Page
    President
    January 8, 2003


Fund Information
as of November 30, 2002

Performance(5)
------------------------------------------------------
SEC Average Annual Total Returns  (at net asset value)
------------------------------------------------------
One year                                          0.48%
Life of Fund (3/20/98)                            3.81


Ten Largest Holdings(6)
------------------------------------------------------
Rite-Aid Corp.                                     1.8%
Falcon Holding Group, L.P.                         1.6
Amphenol Corp.                                     1.1
Jefferson Smurfit Corp.                            1.1
Hilton Head Communications                         1.0
CanWest Media, Inc.                                1.0
Metro-Goldwyn-Mayer Studios, Inc.                  1.0
New England Sports Ventures, LLC                   0.9
Community Health Systems, Inc.                     0.8
SPX Corp.                                          0.8

(1) The Fund's cumulative performance is from 12/31/01 to 11/30/02 due to a change in fiscal year-end from December 31 to November 30. (2) The Fund's distribution rate represents actual distributions paid to shareholders and is calculated daily by dividing the last distribution per share (annualized) by the net asset value. (3) The Fund's SEC yield is calculated by dividing the net investment income per share for the 30-day period by the offering price at the end of the period and annualizing the result. (4) The Fund makes mandatory repurchases at net asset value for a portion of the outstanding shares. Investors, therefore, should be financially comfortable with the lack of liquidity and the possibility that shares may be repurchased on a pro-rata basis. (5) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. The Fund has no sales charge. (6) Ten largest holdings account for 11.1% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Holdings are subject to change.

    Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

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Mutual fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
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

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

MANAGEMENT DISCUSSION

[Photo of Scott H. Page]
     Scott H. Page

[Photo of Payson E. Swaffield]
     Payson E. Swaffield

An interview with Scott H. Page and Payson F. Swaffield, co-portfolio managers of Senior Debt Portfolio.

Q: Scott, how would you describe the loan market during the past year?

A: Mr. Page: Despite our positive return, conditions in the loan market remained challenging during the fiscal year. The credit environment deteriorated due to a stubbornly weak economy and disappointing earnings results. In addition, accounting scandals and corporate malfeasance took a toll on investor sentiment, as lenders focused increasingly intense scrutiny on potential borrowers.

   Finally, short-term interest rates, already at 40-year lows, fell further, as the Federal Reserve reduced the Federal Fund rate in November, its twelfth cut in the past two years. The lower short-term rates caused a decline in the Fund's yield, as that yield moves up or down with corresponding changes in short-term rates, such as LIBOR.

Q: Payson, how would you characterize the Fund's performance in this environment?

A: Mr. Swaffield: In a difficult investment climate, the Fund again registered a positive total return, primarily the result of a lower exposure to the telecom and technology areas. While absolute returns were a disappointment by historical standards, we believe the Fund performed generally within expectations, given the difficult market conditions. Importantly, as a diversification tool, loans represented a useful hedge for hard-pressed investors in the equity markets, who suffered through a third consecutive year of sharply negative returns. In maintaining relatively low volatility, we believe the Fund passed the stress test.

Q: How have you positioned the Portfolio in recent months?

A: Mr. Page: Diversification has remained a major emphasis. The Portfolio has maintained an exposure to a broad range of industries, including defensive industries, as well as more economically sensitive companies. The Portfolio included 295 borrowers, representing 51 industries, with no single industry accounting for more than 8% of the Portfolio. We have continued to use conservative lending criteria, insisting on solid collateral and/or positive cash flow. Those criteria have helped us avoid many of the troubled telecom and technology loans that have proven so problematic in recent years.

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Five Largest Industry Weightings(1)
------------------------------------------------------

CABLE TELEVISION                                   7.5%
REAL ESTATE                                        6.3%
CHEMICALS                                          5.8%
RETAIL -- FOOD & DRUG                              5.2%
MANUFACTURING                                      4.8%

Portfolio Overview(1)
------------------------------------------------------
Total net assets                         $4.09 billion
Number of borrowers                                295
Industries represented                              51
Days to interest rate reset                    54 days
Average maturity                             4.6 years
Average size per borrowing               $12.3 million
As % of total net assets                          0.31%

(1) Five Largest Industry Weightings account for 29.6% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total net assets of the Portfolio. Five Largest Industry Weightings and Portfolio Overview are as of 11/30/02 and are subject to change.

   From an industry standpoint, despite its lower weighting relative to last year, cable television remained the Portfolio's largest industry at November
   30. Elsewhere, among the largest industry weightings were real estate companies, chemicals and food and drug retailers. Finally, a larger-than-usual cash position enabled us to take advantage of some undervalued loans that we believe may represent good opportunities going forward.

Q: How did the loan market perform in comparison to bonds during the past year?

A: Mr. Swaffield: The loan market underperformed the high-grade bond market during the past year. With the economic recovery failing to generate much momentum, the Fed aggressively reduced interest rates. That provided an excellent backdrop for bonds. However, it's worth noting that many believe that the risk/reward ratio has shifted dramatically against bonds in recent months.

   Treasury bonds have moved counter to the stock market in the past year, partly because of an investor flight to safety from the severe equity market decline. While that is understandable up to a point, the move in this case has been exaggerated. As a result, Treasuries have traded well above their historical norms, where 10-year Treasury yields have been about three percentage points higher than the inflation rate. However, in recent months, with inflation hovering around 2%, Treasury yields have been around 3.5%. That suggests to some that bonds are overpriced and that the interest rate risk for bonds has risen dramatically, especially if the economy were to improve.

Q: How does the loan market compare in that respect?

A: Mr. Page: In our opinion, the risk/reward clearly favors the loan market at this point. In November 2002, the Federal Funds rate was lowered to 1.25%, its lowest level since the early 1960s. There is little, if any, room for further interest rate cuts. Therefore, while the interest rate risk for bonds has risen significantly, that for floating-rate loans has improved. Floating- rate loan returns tend to rise when rates increase. On average, loan interest rates are adjusted every 60 days in response to changes in LIBOR, the London- Interbank Offered Rate. The Portfolio had a days-to-reset average of 54 days at November 30. That affords the Portfolio an opportunity to respond quickly to changes in prevailing interest rate levels and shifting market conditions. That provides floating-rate loans with an advantage over fixed-rate bonds, should interest rates begin to edge higher. That is, loan returns tend to increase, while bond returns decline.

Q: You indicated that the Portfolio had some defensive holdings. Could you discuss some of those investments?

A: Mr. Swaffield: Yes. Rite-Aid Corp., one of the nation's largest drug retailers, was the Portfolio's largest investment at November 30. The Rite-Aid loan is especially attractive for the quality of its collateral, which is managed on a borrowing base to minimize exposure to the company's business risk. Rite-Aid operates nearly 3,500 retail drug stores in 28 states, primarily in fast-growing metropolitian areas. In addition to prescription drugs, which accounted for 61% of sales, the company has benefited from an increase in higher-margin, private-brand front-end sales. As a result of a stricter cost regimen, the company has dramatically improved operating results in 2002 and has indicated that it may repurchase debt in the coming year.

   Certain investments in health care and leisure companies also constituted defensive holdings. Community Health Systems, Inc. is the nation's leading operator of general acute-care hospitals in non-urban areas, operating 62 hospitals in 22 states. Typically, the company is the sole provider in its operating areas, which affords it a distinct advantage. A key to Community's growth in recent years has been an aggressive acquisition strategy, including five hospitals purchased this year alone. As an indicator of the company's recent growth, revenues rose 33% in the first nine months of 2002.

Q: Where did the Portfolio invest in the leisure sector?

A: Mr. Page: In February 2002, New England Sport Ventures LLC completed the
   $700 million purchase of the Boston Red Sox baseball club, marking the end of the team's 70-year ownership by the Yawkey family. Supported by an avid fan base in New England and across the nation, the Red Sox have perennially played to near-capacity crowds. However, professional sports remains a very competitive business.

   With the completion of a six-year collective bargaining agreement with the Players Association in 2002, Major League Baseball (MLB) owners have eliminated a major uncertainty, including the threat of a strike. While the Red Sox team salary is among the highest in baseball, the new ownership has increased revenues through selective ticket price hikes, an increase in premium seating and an expansion of food and merchandise concessions. The loan is backed by collateral that includes the Red Sox MLB franchise and ownership in New England Sports Network (NESN), the region's largest sports cable television network.

Q: Did the Portfolio's diversification include industrial and cyclical companies as well?

A: Mr. Swaffield: Yes. Amphenol Corp. is one of the world's leading manufacturers of electronic and fiber optic connectors. The end-markets for the company's products are primarily the auto, industrial and aerospace areas, and include voice, video and data communications systems. The company has experienced impressive growth in its aerospace and industrial segments by helping companies achieve productivity gains through increased factory automation and increased use of electronics devices. Strength in these segments contributed to a 23% earnings increase in the third quarter of 2002. While this has been a challenging period in the communications-related side of the business, Amphenol continues to develop new products and should be well- positioned when a recovery takes firmer hold.

   In the cyclical area, the Portfolio had an investment in CanWest Media, Inc., Canada's largest international media company. In addition to owning the nation's largest newspaper publisher, CanWest operates Global Television, a national television network that is top-ranked among Canada's prime-time viewers. The company also has broadcasting interests in Australia, New Zealand and Ireland, as well as specialty cable channels, Internet and interactive media properties. In recent years, CanWest has expanded into the content business, developing an entertainment division that produces feature films and television programming.

   A slow global economy has created a difficult climate for the media sector. However, with surprisingly strong revenue growth and cost efficiencies, CanWest has enjoyed 9% cash flow growth in 2002, an enviable performance among media companies.

Q: What is your outlook for the loan market in the coming year?

A: Mr. Page: While the economic recovery has been frustratingly slow, there are some signs that a rebound may be in the offing. Orders in the manufacturing sector have shown some recent strength and the stock market - historically a forward-looking discounting mechanism - has risen from its lows in the autumn of 2002.

   Moreover, with short-term interest rates at 40-year lows, there is very little margin for further rate cuts. With its recent rate cut, the Federal Reserve signalled that further reductions were unlikely. As we suggested earlier, we believe that the risk/reward ratio is more attractive for loans than for bonds at this stage in the rate cycle. We believe that as the economy gains some momentum, loan returns could outperform fixed-rate bond alternatives.

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The views expressed in this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and Eaton Vance disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for an Eaton Vance fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund.
-------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND VS. THE CSFB LEVERAGED LOAN INDEX*

March 31, 1998 -- November 30, 2002

                               Eaton Vance Advisres            CSFB
                               Senior Floating-Rate        Leveraged Loan
              Date                    Fund                     Index
            3/31/1998                10,000                   10,000
            4/30/1998                10,081                   10,079
            5/31/1998                10,139                   10,150
            6/30/1998                10,198                   10,219
            7/31/1998                10,268                   10,275
            8/31/1998                10,329                   10,294
            9/30/1998                10,378                   10,247
           10/31/1998                10,437                   10,161
           11/30/1998                10,493                   10,233
           12/31/1998                10,541                   10,334
            1/31/1999                10,600                   10,361
            2/28/1999                10,641                   10,316
            3/31/1999                10,699                   10,379
            4/30/1999                10,756                   10,454
            5/31/1999                10,814                   10,588
            6/30/1999                10,861                   10,684
            7/31/1999                10,922                   10,755
            8/31/1999                10,985                   10,716
            9/30/1999                11,036                   10,691
           10/31/1999                11,089                   10,676
           11/30/1999                11,132                   10,745
           12/31/1999                11,167                   10,818
            1/31/2000                11,237                   10,924
            2/29/2000                11,303                   10,960
            3/31/2000                11,341                   10,873
            4/30/2000                11,400                   10,913
            5/31/2000                11,474                   11,004
            6/30/2000                11,537                   11,071
            7/31/2000                11,570                   11,150
            8/31/2000                11,591                   11,208
            9/30/2000                11,644                   11,244
           10/31/2000                11,641                   11,250
           11/30/2000                11,634                   11,275
           12/31/2000                11,607                   11,353
            1/31/2001                11,687                   11,421
            2/28/2001                11,757                   11,521
            3/31/2001                11,783                   11,534
            4/30/2001                11,787                   11,485
            5/31/2001                11,877                   11,623
            6/30/2001                11,860                   11,637
            7/31/2001                11,920                   11,667
            8/31/2001                11,977                   11,760
            9/30/2001                11,889                   11,535
           10/31/2001                11,817                   11,355
           11/30/2001                11,864                   11,534
           12/31/2001                11,912                   11,654
            1/31/2002                11,942                   11,718
            2/28/2002                11,941                   11,673
            3/31/2002                12,008                   11,808
            4/30/2002                12,073                   11,935
            5/31/2002                12,085                   11,926
            6/30/2002                12,032                   11,747
            7/31/2002                11,970                   11,569
            8/31/2002                11,933                   11,535
            9/30/2002                11,934                   11,560
           10/31/2002                11,842                   11,405
           11/30/2002                11,921                   11,601

Performance**
------------------------------------------------------
SEC Average Annual Total Returns  (at net asset value)
------------------------------------------------------
One year                                          0.48%
Life of Fund (3/20/98)                            3.81

 * Sources: Thomson Financial; CS First Boston. Investment operations commenced 3/20/98. The chart uses closest month-end after inception. The chart compares the Fund's total return with that of the CSFB Leveraged Loan Index
   - a representative index of tradable, senior, secured, U.S. dollar-denominated leveraged loans. The Index was previously named the DLJ Leveraged Loan Index Plus. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the CSFB Leveraged Loan Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index.

** Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The Fund has no sales charge.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of November 30, 2002

ASSETS
-----------------------------------------------------------------------------
Investment in Senior Debt Portfolio, at value
  (identified cost, $66,481,880)                                 $ 60,460,299
Receivable for Fund shares sold                                        16,553
Receivable from the Administrator                                      46,680
Deferred organization expenses                                              9
-----------------------------------------------------------------------------
Total assets                                                     $ 60,523,541
-----------------------------------------------------------------------------

LIABILITIES
-----------------------------------------------------------------------------
Dividends payable                                                $    115,283
Payable to affiliate for Trustees' fees                                   415
Accrued expenses                                                       77,725
-----------------------------------------------------------------------------
Total liabilities                                                $    193,423
-----------------------------------------------------------------------------
Net Assets for 6,821,271 shares of
  beneficial interest outstanding                                $ 60,330,118
-----------------------------------------------------------------------------

SOURCES OF NET ASSETS
-----------------------------------------------------------------------------
Paid-in capital                                                  $ 78,256,329
Accumulated net realized loss from Portfolio
  (computed on the basis of
  identified cost)                                                (11,893,164)
Accumulated distributions in excess of net investment
  income                                                              (11,466)
Net unrealized depreciation from Portfolio (computed
  on the basis of identified cost)                                 (6,021,581)
-----------------------------------------------------------------------------
Total                                                            $ 60,330,118
-----------------------------------------------------------------------------

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
-----------------------------------------------------------------------------
($60,330,118 / 6,821,271 shares
  of beneficial interest outstanding)                            $       8.84
-----------------------------------------------------------------------------

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

FINANCIAL STATEMENTS

Statement of Operations
(Expressed in United States Dollars)

                                   Period Ended             Year Ended
INVESTMENT INCOME                  November 30, 2002(1)     December 31, 2001
--------------------------------------------------------------------------------
Interest allocated from Portfolio$            3,908,110          $ 10,391,459
Facility fee income allocated from
  Portfolio                                       6,353                29,475
Expenses allocated from Portfolio              (359,917)             (657,161)
--------------------------------------------------------------------------------
Net investment income from Portfolio       $  3,554,546          $  9,763,773
--------------------------------------------------------------------------------

EXPENSES
--------------------------------------------------------------------------------
Administration fee                         $    259,837          $    481,373
Trustees' fees and expenses                       2,398                 4,211
Service fees                                    185,284               342,214
Printing and postage                             25,919                49,018
Transfer and dividend disbursing agent
  fees                                           50,352                70,567
Registration fees                                20,575                45,340
Legal and accounting services                    18,665                37,350
Custodian fee                                     8,622                14,817
Amortization of organization expenses               481                 1,599
Miscellaneous                                     6,057                14,471
--------------------------------------------------------------------------------
Total expenses                             $    578,190          $  1,060,960
--------------------------------------------------------------------------------

Deduct --
Allocation of expenses to the
Administrator                              $     46,680          $     78,725
--------------------------------------------------------------------------------
Total expense reductions                   $     46,680          $     78,725
--------------------------------------------------------------------------------
Net expenses                               $    531,510          $    982,235
--------------------------------------------------------------------------------
Net investment income                      $  3,023,036          $  8,781,538
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED
GAIN (LOSS) FROM PORTFOLIO
--------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified
  cost basis)                              $ (3,370,812)         $ (5,882,512)
  Interest rate swap contracts                  (78,985)                 --
--------------------------------------------------------------------------------
Net realized loss                          $ (3,449,797)         $ (5,882,512)
--------------------------------------------------------------------------------
Change in unrealized appreciation (depreciation) --
  Investments (identified cost basis)      $    702,218          $  1,164,014
  Interest rate swap contracts                   68,799               (46,934)
--------------------------------------------------------------------------------
Net change in unrealized appreciation      $    771,017          $  1,117,080
--------------------------------------------------------------------------------
Net realized and unrealized loss           $ (2,678,780)         $ (4,765,432)
--------------------------------------------------------------------------------
Net increase in net assets from
  operations                               $    344,256          $  4,016,106
--------------------------------------------------------------------------------

(1) For the eleven months ended November 30, 2002.

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

                                                                                 Period Ended     Year Ended      Year Ended
INCREASE (DECREASE)                                                              November 30,     December 31,    December 31,
IN NET ASSETS                                                                    2002(1)          2001            2000
------------------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                                          $  3,023,036    $   8,781,538    $  16,771,992
  Net realized loss                                                                (3,449,797)      (5,882,512)      (2,256,607)
  Net change in unrealized appreciation (depreciation)                                771,017        1,117,080       (6,515,147)
--------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                       $    344,256    $   4,016,106    $   8,000,238
--------------------------------------------------------------------------------------------------------------------------------
Distributions to shareholders --
  From net investment income                                                     $ (3,039,937)   $  (8,809,613)   $ (16,745,048)
--------------------------------------------------------------------------------------------------------------------------------
Total distributions to shareholders                                              $ (3,039,937)   $  (8,809,613)   $ (16,745,048)
--------------------------------------------------------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
  Proceeds from sale of shares                                                     $7,033,292    $  23,746,204    $ 137,065,559
  Net asset value of shares issued to shareholders in payment of
    distributions declared                                                          1,589,349        4,875,417        8,717,803
  Cost of shares redeemed                                                         (53,671,856)    (121,542,718)    (154,734,308)
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from Fund share transactions                          $(45,049,215)   $ (92,921,097)   $  (8,950,946)
--------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                       $(47,744,896)   $ (97,714,604)   $ (17,695,756)
--------------------------------------------------------------------------------------------------------------------------------

NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                                           $108,075,014    $  205,789,618   $ 223,485,374
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                                 $ 60,330,118    $  108,075,014   $ 205,789,618
--------------------------------------------------------------------------------------------------------------------------------

ACCUMULATED UNDISTRIBUTED
(DISTRIBUTIONS IN EXCESS OF)
NET INVESTMENT INCOME
INCLUDED IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------------------
At end of period                                                                 $    (11,466)   $       14,453   $      42,528
--------------------------------------------------------------------------------------------------------------------------------

(1) For the eleven months ended November 30, 2002.

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

FINANCIAL STATEMENTS

Statement of Cash Flows

                                                  Period Ended              Year Ended
INCREASE (DECREASE) IN CASH                       November 30, 2002(1)      December 31, 2001
---------------------------------------------------------------------------------------------
Cash Flows From (Used For) Operating Activities --
  Purchase of interests in Senior Debt Portfolio        $  (7,054,739)         $ (24,397,323)
  Withdrawal of interests in Senior Debt Portfolio         55,727,254            126,888,644
  Operating expenses paid                                    (515,884)              (964,992)
---------------------------------------------------------------------------------------------
Net cash from operating activities                      $  48,156,631          $ 101,526,329
---------------------------------------------------------------------------------------------
Cash Flows From (Used For) Financing Activities --
  Proceeds from shares sold                             $   7,054,739          $  24,325,195
  Payments for shares repurchased                         (53,671,856)          (121,542,718)
  Cash distributions paid (excluding reinvestments of
    distributions of $1,589,349 and $4,875,417,
    respectively)                                          (1,539,514)            (4,308,806)
---------------------------------------------------------------------------------------------
Net cash used for financing activities                  $ (48,156,631)         $(101,526,329)
---------------------------------------------------------------------------------------------

Net increase in cash                                              $--                    $--
---------------------------------------------------------------------------------------------

Cash at beginning of period                                       $--                    $--
---------------------------------------------------------------------------------------------

Cash at end of period                                             $--                    $--
---------------------------------------------------------------------------------------------

RECONCILIATION OF NET INCREASE IN NET ASSETS
FROM OPERATIONS TO NET CASH FROM
OPERATING ACTIVITIES
Net increase in net assets from operations              $     344,256          $   4,016,106
(Increase) Decrease in receivable from administrator           32,045                 (6,598)
Decrease in deferred organization expenses                        481                  1,599
Decrease in payable to affiliate                                 (647)                   (27)
(Decrease) Increase in accrued expenses                       (16,253)                22,269
Net decrease in investments                                47,796,749             97,492,980
---------------------------------------------------------------------------------------------
Net cash from operating activities                      $  48,156,631          $ 101,526,329
---------------------------------------------------------------------------------------------

(1) For the eleven months ended November 30, 2002.

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

FINANCIAL STATEMENTS

Financial Highlights

                                            Period Ended
                                            November 30,                     Year Ended December 31,
                                            ---------------------------------------------------------------------------------
                                              2002(1)(2)        2001             2000            1999           1998(2)(3)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- Beginning of period      $      9.170    $      9.510     $      9.900     $      9.990     $     10.000
-----------------------------------------------------------------------------------------------------------------------------

INCOME (LOSS) FROM OPERATIONS
-----------------------------------------------------------------------------------------------------------------------------
Net investment income                       $      0.339    $      0.586     $      0.774     $      0.668     $      0.531
Net realized and unrealized loss                  (0.331)         (0.340)          (0.391)          (0.094)          (0.002)
-----------------------------------------------------------------------------------------------------------------------------
Total income from operations                $      0.008    $      0.246     $      0.383     $      0.574     $      0.529
-----------------------------------------------------------------------------------------------------------------------------

LESS DISTRIBUTIONS
-----------------------------------------------------------------------------------------------------------------------------
From net investment income                  $     (0.338)   $     (0.586)    $     (0.773)    $     (0.664)    $     (0.539)
-----------------------------------------------------------------------------------------------------------------------------
Total distributions                         $     (0.338)   $     (0.586)    $     (0.773)    $     (0.664)    $     (0.539)
-----------------------------------------------------------------------------------------------------------------------------
Net asset value -- End of period            $      8.840    $      9.170     $      9.510     $      9.900     $      9.990
-----------------------------------------------------------------------------------------------------------------------------
Total Return(4)                                     0.07%           2.63%            3.94%            5.93%            5.41%
-----------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA+
-----------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000's omitted)   $     60,330    $    108,075     $    205,790     $    223,485     $     57,273
Ratio (As a percentage of average daily
  net assets):
  Net operating expenses(5)                         1.19%(6)        1.19%            1.19%            1.19%            1.40%(6)
  Interest expense(5)                               0.01%(6)        0.01%            0.01%            0.01%            0.01%(6)
  Net investment income                             4.09%(6)        6.43%            7.91%            6.75%            6.60%(6)
Portfolio Turnover of the Portfolio                   42%             33%              47%              64%              56%
-----------------------------------------------------------------------------------------------------------------------------

+ The operating expenses of the Fund reflect an allocation of expenses to the  Administrator. Had such actions not been taken, the ratios and net investment income per share would have been as follows:

Ratios (As a percentage of average daily
  net assets):
  Operating expenses(5)                             1.25%(6)        1.25%            1.22%            1.31%            1.57%(6)
  Interest expense(5)                               0.01%(6)        0.01%            0.01%            0.01%            0.01%(6)
  Net investment income                             4.03%(6)        6.37%            7.87%            6.62%            6.43%(6)
Net investment income per share             $      0.334    $      0.581     $      0.771     $      0.655     $      0.517
-----------------------------------------------------------------------------------------------------------------------------
(1) For the eleven-month period ended November 30, 2002.
(2) Net investment income per share was computed using average shares outstanding.
(3) For the period from the start of business, March 20, 1998, to December 31, 1998.
(4) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
(5) Includes the Fund's share of the Portfolio's allocated expenses.
(6) Annualized.

                       See notes to financial statements

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------------------------------------------
  Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) was formed under a Declaration of Trust dated February 19, 1998. The Fund is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified closed-end management investment company. The Fund invests all of its investable assets in interests in the Senior Debt Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (1.5% at November 30, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

  A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

  B Income -- The Fund's net investment income consists of the Fund's pro rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

  C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At November 30, 2002, the Fund, for federal income tax purposes had a capital loss carryover of $11,771,647 which will expire on December 31, 2007 ($313,266), December 31, 2008 ($2,259,305), December 31,
  2009 ($5,827,775), and November 30, 2010 ($3,371,301). This amount will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income or excise tax. At November 30, 2002 the undistributed ordinary income on a tax basis was $103,817. The Fund did not have any undistributed long-term gains at November 30, 2002.

  D Deferred Organization Expenses -- Costs incurred by the Fund in connection with its organization are being amortized on the straight-line basis over five years.

  E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

  F Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian of the Fund and the Portfolio. Pursuant to the respective custodian agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Fund or the Portfolio maintains with IBT. All significant credit balances used to reduce the Fund's custodian fees are reported as a reduction of expenses on the Statement of Operations.

2 Distributions to Shareholders
--------------------------------------------------------------------------------
  The net investment income of the Fund is determined daily, and substantially all of the net investment income so determined is declared daily as a dividend to shareholders of record at the time of declaration. Such daily dividends will be paid monthly. Distributions of realized capital gains, if any, are made at least annually. Shareholders may reinvest capital gain distributions in additional shares of the Fund at the net asset value as of the ex-dividend date. Distributions are paid in the form of additional shares or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital.

3 Shares of Beneficial Interest
--------------------------------------------------------------------------------
  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).
  The Fund operates as an interval fund, meaning that it continuously accepts new shareholder investments but permits share repurchases (of at least 5% and up to 25% or more of its shares) at net asset value only once a quarter. It is a fundamental policy of the Fund (which may only be changed by shareholder vote) that the Fund will conduct repurchase offers ending on a date (fixed by the Trustees) in the months of January, April, July and October and the repurchase price will be determined no more than 14 days following the repurchase request deadline. Payment for all shares repurchased pursuant to these offers normally will be made not later than 7 days after the repurchase pricing date. Shareholders will be sent notification of each repurchase offer at least 21 days prior to the repurchase request deadline. During the period from January 1, 2002 to November 30, 2002, the Fund made four repurchase offers as follows:

                             Repurchase                      Amount
                            Offer Amount                   Repurchased
   Repurchase          --------------------------     ------------------------
   Request Deadline    Shares          Amount         Shares        Amount
   ---------------------------------------------------------------------------
   January 23, 2002    15,516,394    $142,285,335     1,847,550    $16,942,026
   April 5, 2002       14,234,380     130,244,574     1,250,052     11,437,974
   July 22, 2002       13,280,526     119,923,151     1,785,273     16,121,014
   October 22, 2002    11,779,698     104,132,532     1,036,072      9,170,842

   ---------------------------------------------------------------------------
   Total               54,810,998    $496,585,592     5,918,947    $53,671,856
   ---------------------------------------------------------------------------

  All transactions in Fund shares were as follows:

                            Period Ended      Year Ended December 31,
                            November 30,    -----------------------------
                              2002(1)           2001             2000
  -----------------------------------------------------------------------
   Sales                       773,750        2,522,934        13,931,103
   Issued to shareholders
     electing to receive
     payments of
     distributions in Fund
     shares                    175,597          519,306          893,029
   Repurchases              (5,918,947)     (12,892,510)     (15,757,071)
   -----------------------------------------------------------------------
   Net decrease             (4,969,600)      (9,850,270)        (932,939)
   -----------------------------------------------------------------------

  (1) For the eleven-month period ended November 30, 2002.

4 Transactions with Affiliates
--------------------------------------------------------------------------------
  The Fund is authorized to pay Eaton Vance Management, (EVM), a fee as compensation for administrative services necessary to conduct the Fund's business. The fee is computed at the annual rate of 0.35% of the average daily gross assets of the Portfolio attributable to the Fund. For the period from January 1, 2002 to November 30, 2002, the fee amounted to $259,837. For the year ended December 31, 2001 the fee amounted to $481,373. To enhance the net income of the Fund, $46,680 of the Fund's expenses were allocated to EVM for the period from January 1, 2002 to November 30, 2002. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee.

  Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Service Plan
--------------------------------------------------------------------------------
  The Fund pays service fees pursuant to a Service Plan (the Plan) designed to meet the service fee requirements of the sales charge rule of the National Association of Securities Dealers, Inc. as if such rule were applicable. The Plan provides that the Fund may make service fee payments to the Principal Underwriter, Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM, investment dealers or other persons in amounts not exceeding 0.25%
  (annually) of the Fund's average daily net assets for any fiscal year. The Fund paid or accrued service fees to or payable to EVD for the period from January 1, 2002 to November 30, 2002 in the amount of $185,284. The Fund paid or accrued service fees to or payable to EVD for the year ended
  December 31, 2001 in the amount of $342,214. Service fee payments are made for personal services and/or the maintenance of shareholder accounts.
  Certain officers and Trustees of the Fund are officers or directors of EVD.

6 Investment Transaction
--------------------------------------------------------------------------------
  Increases and decreases in the Fund's investment in the Portfolio for the period from January 1, 2002 to November 30, 2002 aggregated $7,054,739 and $55,727,254, respectively.

7 Fiscal Year End Change
--------------------------------------------------------------------------------
  Effective October 21, 2002 the Fund changed its fiscal year end to November 30, 2002.

8 Litigation
--------------------------------------------------------------------------------
  On October 15, 2001, an amended consolidated Complaint was filed in the United States District Court for the District of Massachusetts on behalf of shareholders of Eaton Vance Advisers Senior Floating-Rate Fund, Eaton Vance Institutional Senior Floating-Rate Fund, Eaton Vance Prime Rate Reserves and Eaton Vance Classic Senior Floating-Rate Fund (the "Funds") against the
  Funds, their Trustees and certain officers, Eaton Vance, the Funds' administrator, BMR, the investment adviser, and Eaton Vance Corp., the parent of Eaton Vance and BMR. The Complaint, framed as a class action, alleges that for the period between May 25, 1998 and March 5, 2001, the Funds' assets were incorrectly valued and certain matters were not properly disclosed, in violation of the federal securities laws. The Complaint seeks unspecified damages. The named defendents believe the complaint is without merit and will vigorously contest the lawsuit. Eaton Vance and BMR believe that the lawsuit is not likely to have a material adverse effect on the Funds.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

INDEPENDENT AUDITORS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS OF EATON VANCE
 ADVISERS SENIOR FLOATING-RATE FUND:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities of Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) as of November 30, 2002, and the related statements of operations and cash flows for the period from January 1, 2002 to November 30, 2002 and the year ended December 31, 2001, the statements of changes in net assets for the period from January 1, 2002 to November 30, 2002 and the years ended December 31, 2001 and 2000, and the financial highlights for the period from January 1, 2002 to November 30, 2002, for each of the three years in the period ended December 31, 2001 and for the period from the start of business, March 20, 1998, to December 31, 1998. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund at November 30, 2002 and the results of its operations, its cash flows, the changes in its net assets and its financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2003

Senior Debt Portfolio as of November 30, 2002

PORTFOLIO OF INVESTMENTS

(Expressed in United States Dollars)

Senior, Floating-Rate
Interests -- 88.8%(1)

Principal
Amount           Borrower/Tranche Description                    Value
-------------------------------------------------------------------------------

Advertising -- 0.5%
-------------------------------------------------------------------------------
                   Lamar Media Corp.
  $  7,967,634     Term loan, maturing March 1, 2006             $    7,850,613
    11,153,887     Term loan, maturing June 30, 2006                 11,152,147
     1,500,000     Term loan, maturing February 1, 2007               1,503,000
-------------------------------------------------------------------------------
                                                                 $   20,505,760
-------------------------------------------------------------------------------

Aerospace & Defense -- 1.9%
-------------------------------------------------------------------------------
                   Aircraft Braking Systems Corp.
  $  5,145,025     Term loan, maturing September 30, 2005        $    5,153,067
                   Alliant Techsystems, Inc.
    21,835,245     Term loan, maturing April 20, 2009                21,889,834
                   Dyncorp
    10,909,874     Term loan, maturing December 9, 2006              10,937,149
                   Fairchild Holdings Corporation
    17,860,916     Term loan, maturing April 30, 2006                17,325,089
                   Transdigm Holding Company
     1,415,785     Term loan, maturing May 15, 2006                   1,423,969
     3,590,512     Term loan, maturing May 15, 2007                   3,611,269
                   United Defense Industries, Inc.
    16,668,560     Term loan, maturing June 30, 2009                 16,694,613
-------------------------------------------------------------------------------
                                                                 $   77,034,990
-------------------------------------------------------------------------------

Air Freight & Couriers -- 0.7%
-------------------------------------------------------------------------------
                   Evergreen International Aviation, Inc.
  $  6,335,507     Term loan, maturing June 1, 2003              $    5,321,826
    13,279,006     Term loan, maturing October 1, 2003               11,154,365
                   Piedmont
     5,714,080     Term loan, maturing July 23, 2006                  5,656,939
     5,714,080     Term loan, maturing July 23, 2007                  5,656,939
-------------------------------------------------------------------------------
                                                                 $   27,790,069
-------------------------------------------------------------------------------

Airlines -- 0.1%
-------------------------------------------------------------------------------
                   Continental Airlines, Inc.
  $  5,815,286     Term loan, maturing December 31, 2006         $    5,379,140
-------------------------------------------------------------------------------
                                                                 $    5,379,140
-------------------------------------------------------------------------------

Auto Components -- 3.9%
-------------------------------------------------------------------------------
                   Accuride Corporation
  $  2,308,519     Term loan, maturing January 21, 2005          $    1,966,089
    17,854,333     Term loan, maturing January 21, 2006              16,515,258
     5,577,500     Term loan, maturing January 21, 2007               5,159,188
                   American Axle & Manufacturing, Inc.
    13,589,932     Term loan, maturing April 30, 2006                13,529,416
                   Collins & Aikman
     1,472,443     Term loan, maturing December 31, 2004              1,463,854
     7,440,000     Term loan, maturing December 31, 2005              7,453,950
                   Exide Corporation
    10,000,000     DIP loan, maturing February 15, 2004               9,850,000
     6,678,143     Revolving loan, maturing March 18, 2005*           3,497,677
     1,537,762     Term loan, maturing March 18, 2005*                  805,403
    13,369,691     Term loan, maturing March 18, 2006*                6,907,678
                   Federal-Mogul Corporation
     9,934,845     Revolving loan, maturing February 24, 2004         9,885,170
     2,000,000     Term loan, maturing February 24, 2004              1,205,000
     6,000,000     Term loan, maturing February 24, 2005              3,645,000
    15,351,062     Term loan, maturing February 24, 2006             15,159,173
                   Hayes Lemmerz International, Inc.
     1,887,958     Revolving loan, maturing June 16, 2005*            1,489,914
        80,150     Term loan, maturing June 16, 2005*                    63,385
     4,317,500     Term loan, maturing June 16, 2006*                 3,432,413
                   J.L. French Automotive Castings, Inc.
     8,289,253     Term loan, maturing November 30, 2006              6,921,526
                   Keystone Automotive Operations, Inc.
    10,688,917     Term loan, maturing March 31, 2006                10,207,916
                   Lund Industries, Incorporated
     2,951,563     Term loan, maturing December 31, 2005              2,700,680
     1,515,649     Term loan, maturing December 31, 2006              1,386,819
                   Metaldyne, Inc.
    17,000,000     Term loan, maturing December 31, 2009             16,405,000
                   Safelite Glass Corp.
     2,271,611     Term loan, maturing June 30, 2008                  2,214,821
     3,173,378     Term loan, maturing June 30, 2009                  3,094,044
                   Stanadyne Automotive Corporation
     5,798,073     Term loan, maturing December 10, 2004              5,588,907
                   Tenneco Automotive
     4,723,066     Term loan, maturing December 31, 2007              4,231,201
     4,723,066     Term loan, maturing December 31, 2008              4,231,201
                   Venture Holdings Trust
     1,358,604     Term loan, maturing April 1, 2005                  1,222,744
-------------------------------------------------------------------------------
                                                                 $  160,233,427
-------------------------------------------------------------------------------

Broadcast Media -- 3.0%
-------------------------------------------------------------------------------
                   Benedek Broadcasting Corporation
  $     25,000     Term loan, maturing November 20, 2007         $       24,948
                   Block Communications
     4,488,750     Term loan, maturing November 30, 2009              4,502,777
                   CanWest Media, Inc.
    25,254,734     Term loan, maturing May 15, 2008                  25,270,518
    15,777,965     Term loan, maturing May 15, 2009                  15,775,503
                   Citadel Communications Corp.
    10,576,923     Term loan, maturing December 31, 2008             10,635,096
                   Comcorp Broadcasting, Inc.
     2,717,065     Term loan, maturing June 30, 2007                  2,404,602
                   Cumulus Media, Inc.
     1,000,000     Term loan, maturing March 31, 2010                 1,007,083
                   Discovery Communications, Inc.
     7,500,000     Term loan, maturing December 31, 2005              7,237,500
                   Nexstar Finance, LLC
     3,877,835     Term loan, maturing July 12, 2007                  3,887,529
                   Paxson Communications Corporation
     7,655,625     Term loan, maturing June 30, 2006                  7,579,069
                   Sinclair Broadcast Group, Inc.
    20,400,000     Term loan, maturing December 31, 2009             20,451,000
                   Susquehanna Media Co.
    21,153,650     Term loan, maturing June 30, 2008                 21,259,418
                   White Knight Broadcasting, Inc.
     2,566,864     Term loan, maturing June 30, 2007                  2,271,674
-------------------------------------------------------------------------------
                                                                 $  122,306,717
-------------------------------------------------------------------------------

Cable Television -- 7.5%
-------------------------------------------------------------------------------
                   Century Cable Holdings, LLC
  $ 37,600,000     Term loan, maturing June 30, 2009             $   26,526,800
     6,200,000     Term loan, maturing December 31, 2009              4,304,733
                   Charter Communications Operating, LLC.
     6,666,667     Term loan, maturing March 18, 2007                 5,577,780
     6,947,500     Term loan, maturing September 18, 2008             5,816,600
                   Charter Communications VI
    13,500,000     Term loan, maturing March 18, 2008                10,679,999
                   Charter Communications VIII
    32,305,875     Term loan, maturing February 2, 2008              26,278,826
                   Classic Cable, Inc.
       400,000     DIP loan, maturing February 15, 2003                 396,000
     9,967,704     Term loan, maturing October 31, 2007               7,675,132
     9,849,665     Term loan, maturing October 31, 2008               7,584,242
                   CSG Systems Intl, Inc.
     5,604,187     Term loan, maturing December 31, 2007              5,221,236
                   Falcon Holding Group, L.P.
     1,823,881     Revolving loan, maturing December 31, 2005         1,440,866
     9,343,780     Term loan, maturing June 29, 2007                  7,545,102
    63,422,005     Term loan, maturing December 31, 2007             51,900,319
                   Frontiervision Operating Partners, L.P.
     1,666,667     Revolving loan, maturing March 31, 2005            1,441,667
    29,486,387     Term loan, maturing March 31, 2006                25,269,833
                   Hilton Head Communications
    60,348,750     Term loan, maturing May 15, 2007                  42,123,428
                   Insight Midwest Holdings, LLC
    30,500,000     Term loan, maturing December 31, 2009             28,635,688
                   Mediacom Southeast
     3,060,000     Revolving loan, maturing March 31, 2008            2,876,400
     6,982,500     Term loan, maturing September 30, 2008             6,581,006
                   Olympus Cable Holdings, LLC
     2,000,000     Term loan, maturing September 30, 2009             1,564,286
     1,000,000     Term loan, maturing September 30, 2010               781,250
                   Parnassos, L.P.
     6,300,000     Term loan, maturing June 30, 2007                  5,465,250
                   RCN Corporation
    10,291,875     Term loan, maturing June 30, 2007                  5,856,077
                   Videotron LTEE
    27,462,286     Term loan, maturing December 1, 2009              26,157,869
-------------------------------------------------------------------------------
                                                                 $  307,700,389
-------------------------------------------------------------------------------

Casinos & Gaming -- 2.5%
-------------------------------------------------------------------------------
                   Alliance Gaming Corporation
  $ 18,656,250     Term loan, maturing November 30, 2006         $   18,741,752
                   Argosy Gaming Company
     9,875,000     Term loan, maturing June 30, 2008                  9,907,913
                   Aztar Corporation
    15,190,241     Term loan, maturing June 30, 2005                 15,180,747
                   Boyd Gaming Corporation
     7,231,875     Term loan, maturing June 24, 2008                  7,245,435
                   Isle of Capri Casinos
    10,447,500     Term loan, maturing April 25, 2008                10,476,063
                   Mandalay Resort Group
    23,731,844     Term loan, maturing August 18, 2006               23,598,352
                   Marina District Finance Company
     1,454,237     Term loan, maturing December 31, 2007              1,445,148
                   Park Place Entertainment Corporation
     7,879,738     Revolving loan, maturing December 31, 2003         7,728,707
                   Venetian Casino Resort, LLC/Las Vegas
                   Sands, Inc.
     9,472,500     Term loan, maturing June 4, 2008                   9,523,813
-------------------------------------------------------------------------------
                                                                 $  103,847,930
-------------------------------------------------------------------------------

Chemicals -- 5.8%
-------------------------------------------------------------------------------
                   AOC,LLC.
  $ 20,816,682     Term loan, maturing September 30, 2006        $   20,400,349
                   Arteva B.V. (Kosa)
     3,444,157     Term loan, maturing December 31, 2005              3,306,390
    20,319,987     Term loan, maturing December 31, 2006             20,104,087
                   Avecia Investments Limited
     2,761,119     Term loan, maturing June 30, 2007                  2,757,667
     6,063,280     Term loan, maturing June 30, 2008                  6,055,701
                   CP Kelco U.S., Inc.
     8,796,447     Term loan, maturing March 31, 2008                 8,268,660
     2,944,586     Term loan, maturing September 30, 2008             2,767,911
                   Foamex L.P.
       886,266     Term loan, maturing June 30, 2005                    809,825
       805,699     Term loan, maturing June 30, 2006                    736,207
     1,278,318     Term loan, maturing June 30, 2006                  1,168,063
                   GEO Specialty Chemicals, Inc.
     4,596,429     Term loan, maturing December 31, 2007              4,282,341
                   Georgia Gulf Corporation
     9,425,250     Term loan, maturing May 12, 2009                   9,448,813
                   Huntsman Co. LLC
    19,544,119     Term loan, maturing March 31, 2007                16,286,759
     9,375,502     Term loan, maturing March 31, 2008                 7,812,915
                   Huntsman Int'l
     3,417,721     Term loan, maturing June 3, 2006                   3,298,956
    15,149,344     Term loan, maturing June 30, 2007                 14,790,593
    15,149,911     Term loan, maturing June 30, 2008                 14,791,146
                   IMC Global, Inc.
       380,952     Revolving loan, maturing May 31, 2005                358,095
    10,561,881     Term loan, maturing November 17, 2006             10,588,285
                   Lyondell Petrochemical Company
    18,154,702     Term loan, maturing June 30, 2007                 18,383,524
                   Messer Griesham GmbH
    10,924,711     Term loan, maturing April 30, 2009                10,987,298
    12,144,356     Term loan, maturing April 30, 2010                12,213,931
                   Millenium Chemicals Inc.
     1,691,630     Term loan, maturing June 30, 2006                  1,697,235
                   NOVEON
    10,835,000     Term loan, maturing September 30, 2008            10,858,219
                   Polymer Group, Inc.
    30,166,725     Term loan, maturing December 20, 2005             27,279,347
     6,402,500     Term loan, maturing December 20, 2006              5,780,926
-------------------------------------------------------------------------------
                                                                 $  235,233,243
-------------------------------------------------------------------------------

Coal -- 0.1%
-------------------------------------------------------------------------------
                   Arch Western Resources, LLC.
  $  6,000,000     Term loan, maturing April 30, 2008            $    5,968,128
-------------------------------------------------------------------------------
                                                                 $    5,968,128
-------------------------------------------------------------------------------

Commercial Services -- 4.5%
-------------------------------------------------------------------------------
                   Advanstar Communications Inc.
  $  4,725,000     Term loan, maturing November 17, 2006         $    4,252,500
    19,144,286     Term loan, maturing November 17, 2007             17,261,771
                   American Marketing Industries, Inc.
       247,604     Term loan, maturing May 31, 2003*                     99,042
     5,062,616     Term loan, maturing November 30, 2003*             2,025,046
     6,033,929     Term loan, maturing November 30, 2004*             2,413,572
     6,185,821     Term loan, maturing November 30, 2005*             2,474,328
     5,080,652     Term loan, maturing November 16, 2006*             2,032,261
                   Anthony Crane Rental, L.P.
    22,814,236     Term loan, maturing July 20, 2006                 12,661,901
                   Brickman Holdings Corp
     7,261,208     Term loan, maturing January 14, 2006               7,224,902
                   Caterair International Corporation
     4,936,848     Term loan, maturing March 1, 2007                  4,035,873
                   Coinmach Laundry Corporation
     3,428,571     Term loan, maturing July 25, 2008                  3,420,000
     9,357,500     Term loan, maturing July 25, 2009                  9,369,197
                   Corrections Corporation of America
     7,200,000     Term loan, maturing May 31, 2007                   7,174,123
    14,060,000     Term loan, maturing May 31, 2008                  14,074,060
                   Environmental Systems Products Hldgs, Inc.
    10,323,674     Term loan, maturing December 31, 2004              9,575,207
     6,256,135     Term loan, maturing December 31, 2004              5,036,189
                   Metokote Corporation
     5,101,996     Term loan, maturing November 2, 2005               5,025,466
                   MSX International, Inc.
    16,580,917     Term loan, maturing December 31, 2006             16,378,116
                   Nationsrent, Inc.
       188,113     DIP loan, maturing June 18, 2003                     187,173
    18,596,450     Term loan, maturing September 30, 2006*            4,091,219
                   Panavision International, L.P.
       656,364     Revolving loan, maturing March 31, 2004              561,191
       269,044     Term loan, maturing March 31, 2004                   230,033
    21,491,946     Term loan, maturing March 31, 2005                18,375,614
                   SC International Services, Inc.
    18,718,224     Term loan, maturing March 1, 2007                 15,302,148
                   Volume Services, Inc.
    20,355,691     Term loan, maturing December 31, 2002             20,228,468
-------------------------------------------------------------------------------
                                                                 $  183,509,400
-------------------------------------------------------------------------------

Communications Equipment -- 1.4%
-------------------------------------------------------------------------------
                   Amphenol Corporation
  $  3,678,128     Term loan, maturing May 19, 2004              $    3,589,625
    40,911,890     Term loan, maturing May 19, 2005                  40,413,297
                   Superior Telecom, Inc.
     2,448,276     Revolving loan, maturing November 27, 2005           863,017
     3,470,807     Term loan, maturing November 27, 2005              1,226,351
    23,167,229     Term loan, maturing November 27, 2006              8,185,746
                   Telex Communications, Inc.
     1,394,319     Term loan, maturing November 6, 2004               1,275,802
-------------------------------------------------------------------------------
                                                                 $   55,553,838
-------------------------------------------------------------------------------

Construction Materials -- 0.7%
-------------------------------------------------------------------------------
                   Formica Corporation
  $  1,381,240     Revolving loan, maturing May 1, 2004          $    1,208,585
       465,826     Term loan, maturing May 1, 2004                      407,598
     8,793,297     Term loan, maturing April 30, 2006                 7,913,967
                   Panolam Industries, Inc.
    13,081,426     Term loan, maturing December 31, 2006             12,688,984
                   Truseal Technologies, Inc.
     4,494,500     Term loan, maturing July 1, 2004                   4,494,500
                   U.S. Aggregates, Inc.
     2,792,313     Term loan, maturing March 31, 2006*                1,396,157
-------------------------------------------------------------------------------
                                                                 $   28,109,791
-------------------------------------------------------------------------------

Containers & Packaging - Metal & Glass -- 1.5%
-------------------------------------------------------------------------------
                   Ball Corporation
  $ 20,109,612     Term loan, maturing March 10, 2006            $   20,122,181
                   Consolidated Container Holdings LLC
    15,538,479     Term loan, maturing June 30, 2007                 14,373,093
                   Impress Metal Packaging Holdings B.V.
     9,956,118     Term loan, maturing December 31, 2006              9,756,995
                   Silgan Holdings Inc.
    15,618,724     Term loan, maturing December 31, 2008             15,612,211
-------------------------------------------------------------------------------
                                                                 $   59,864,480
-------------------------------------------------------------------------------

Containers & Packaging - Paper -- 3.6%
-------------------------------------------------------------------------------
                   Blue Ridge Paper Products, Inc.
  $  2,672,101     Revolving loan, maturing March 31, 2005       $    2,538,496
       899,998     Term loan, maturing March 31, 2005                   854,999
    10,033,232     Term loan, maturing March 31, 2006                 9,782,401
                   Graphic Packaging Corporation
       496,250     Term loan, maturing February 28, 2009                498,731
                   Impaxx, Inc.
     1,448,802     Term loan, maturing December 31, 2005                927,233
     5,252,500     Term loan, maturing December 31, 2006              3,361,600
                   Jefferson Smurfit Corporation
    26,661,667     Term loan, maturing March 31, 2005                26,270,087
    16,930,909     Term loan, maturing March 31, 2007                16,837,180
                   Packaging Dynamics, LLC.
    16,301,583     Term loan, maturing November 20, 2008             16,179,321
                   Port Townsend Paper Corporation
     7,239,750     Term loan, maturing March 16, 2007                 6,624,371
                   Printpack Holdings, Inc.
     2,487,500     Term loan, maturing April 30, 2009                 2,497,865
                   Riverwood International Corporation
       416,667     Revolving loan, maturing December 31, 2005           397,396
    25,870,000     Term loan, maturing March 31, 2007                25,777,023
                   Stone Container Corporation
    18,696,154     Term loan, maturing June 30, 2009                 18,424,480
     7,403,846     Term loan, maturing December 31, 2009              7,300,503
                   Stronghaven, Inc.
     7,883,520     Term loan, maturing May 15, 2004                   7,883,520
     2,050,124     Term loan, maturing May 15, 2005                   2,050,124
-------------------------------------------------------------------------------
                                                                 $  148,205,330
-------------------------------------------------------------------------------

Containers & Packaging - Plastics -- 0.5%
-------------------------------------------------------------------------------
                   Berry Plastics Corporation
  $  5,486,250     Term loan, maturing June 30, 2010             $    5,508,541
                   Graham Packaging Company
       617,228     Term loan, maturing January 31, 2006                 602,666
     4,085,723     Term loan, maturing January 31, 2007               3,989,324
     2,281,028     Term loan, maturing January 31, 2008               2,226,854
                   Tekni-Plex, Inc.
    10,001,001     Term loan, maturing June 30, 2008                  9,817,653
-------------------------------------------------------------------------------
                                                                 $   22,145,038
-------------------------------------------------------------------------------

Educational Services -- 0.6%
-------------------------------------------------------------------------------
                   Jostens, Inc.
  $  2,125,000     Term loan, maturing December 31, 2009         $    2,128,098
                   Kindercare Learning Centers, Inc.
     2,422,500     Revolving loan, maturing February 13, 2005         2,228,700
     6,413,996     Term loan, maturing February 13, 2006              6,157,436
                   Weekly Reader Corporation
    14,307,500     Term loan, maturing September 30, 2007            14,271,731
-------------------------------------------------------------------------------
                                                                 $   24,785,965
-------------------------------------------------------------------------------

Electronic Equipment & Instruments -- 0.4%
-------------------------------------------------------------------------------
                   Juno Lighting, Inc.
  $  6,618,496     Term loan, maturing November 30, 2006         $    6,601,949
                   Knowles Electronics, Inc.
    13,196,250     Term loan, maturing June 29, 2007                 10,600,983
-------------------------------------------------------------------------------
                                                                 $   17,202,932
-------------------------------------------------------------------------------

Entertainment -- 2.6%
-------------------------------------------------------------------------------
                   Amfac Resorts, Inc.
  $  9,288,343     Term loan, maturing September 30, 2003        $    9,265,122
     9,288,343     Term loan, maturing September 30, 2004             9,265,122
                   Blockbuster Entertainment Corp.
     1,475,824     Revolving loan, maturing July 1, 2004              1,420,174
    28,860,490     Term loan, maturing July 1, 2004                  28,417,279
                   Metro-Goldwyn-Mayer Studios Inc.
     5,000,000     Term loan, maturing June 11, 2007                  4,944,790
    36,000,000     Term loan, maturing June 11, 2008                 35,550,000
                   Six Flags Theme Parks Inc.
    17,515,000     Term loan, maturing June 30, 2009                 17,197,541
-------------------------------------------------------------------------------
                                                                 $  106,060,028
-------------------------------------------------------------------------------

Environmental Services -- 0.6%
-------------------------------------------------------------------------------
                   Allied Waste Industries, Inc.
  $  3,050,715     Term loan, maturing July 30, 2005             $    2,969,605
     8,380,559     Term loan, maturing July 30, 2006                  8,268,319
    11,945,629     Term loan, maturing July 30, 2007                 11,785,641
                   International Technology Corporation
    12,717,743     Term loan, maturing June 11, 2004*                 1,176,391
-------------------------------------------------------------------------------
                                                                 $   24,199,956
-------------------------------------------------------------------------------

Food, Beverages & Tobacco -- 2.7%
-------------------------------------------------------------------------------
                   American Seafood Holdings Inc.
  $  1,801,172     Term loan, maturing September 30, 2007        $    1,793,666
     5,571,211     Term loan, maturing March 31, 2009                 5,593,262
                   Aurora Foods, Inc.
     2,071,429     Revolving loan, maturing September 30, 2005        1,781,429
     2,594,228     Term loan, maturing March 31, 2007                 2,256,978
     4,214,027     Term loan, maturing September 30, 2006             3,666,203
     3,418,930     Term loan, maturing September 30, 2007             2,965,922
                   Cott Corporation
     1,731,363     Term loan, maturing December 31, 2006              1,737,855
                   Dean Foods Company
     4,246,875     Term loan, maturing July 15, 2007                  4,226,970
    16,175,935     Term loan, maturing July 15, 2008                 16,165,825
                   Del Monte Corporation
     6,971,985     Term loan, maturing March 31, 2008                 7,012,074
                   Eagle Family Foods, Inc.
     5,327,577     Term loan, maturing December 31, 2005              5,078,955
                   Flowers Foods, Inc.
     9,381,250     Term loan, maturing June 30, 2006                  9,427,181
                   Interstate Brands Corporations
     4,375,000     Term loan, maturing July 19, 2006                  4,364,063
    11,603,125     Term loan, maturing July 19, 2007                 11,637,934
     5,977,500     Term loan, maturing July 19, 2008                  5,996,180
                   Michael Foods, Inc.
     1,749,434     Term loan, maturing March 30, 2008                 1,757,451
                   New World Pasta
     5,321,641     Term loan, maturing January 28, 2006               4,663,088
                   Nutra Sweet
     3,500,000     Term loan, maturing June 30, 2008                  3,495,625
     4,403,792     Term loan, maturing June 30, 2007                  4,411,133
                   Southern Wine & Spirits of America, Inc.
    12,468,750     Term loan, maturing June 28, 2008                 12,499,922
-------------------------------------------------------------------------------
                                                                 $  110,531,716
-------------------------------------------------------------------------------

Funeral Service -- 0.4%
-------------------------------------------------------------------------------
                   Cornerstone Family Services, Inc.
  $  8,624,683     Term loan, maturing March 31, 2007            $    7,417,228
                   Prime Succession, Inc.
    14,242,032     Term loan, maturing August 1, 2003                 7,121,016
-------------------------------------------------------------------------------
                                                                 $   14,538,244
-------------------------------------------------------------------------------

Health Care - Equipment & Supplies -- 0.7%
-------------------------------------------------------------------------------
                   Advance Medical Optics, Inc.
  $  6,307,500     Term loan, maturing June 30, 2008             $    6,321,301
                   Circon Corporation
     2,472,428     Term loan, maturing October 31, 2006               2,320,542
                   Conmed Corporation
     4,500,000     Term loan, maturing December 31, 2007              4,511,250
                   Leiner Health Products Inc.
     7,661,179     Term loan, maturing March 31, 2004                 7,144,049
                   Maxxim Medical, Inc.
     4,174,264     Term loan, maturing October 31, 2007*              2,295,845
     4,174,264     Term loan, maturing October 31, 2008*              2,295,845
                   Nutramax Products, Inc.
       411,488     Note claim, maturing July 3, 2003                    411,489
                   Sybron Dental Management
     3,929,969     Term loan, maturing June 6, 2009                   3,937,338
-------------------------------------------------------------------------------
                                                                 $   29,237,659
-------------------------------------------------------------------------------

Health Care - Providers & Services -- 3.5%
-------------------------------------------------------------------------------
                   Alliance Imaging, Inc.
  $ 10,132,867     Term loan, maturing June 10, 2008             $   10,132,867
                   Amerisource Bergen Corporation
    14,500,000     Term loan, maturing March 31, 2005                14,309,688
                   Community Health Systems, Inc.
    34,500,000     Term loan, maturing July 5, 2010                  34,376,007
                   Concentra Managed Care, Inc.
     8,869,736     Term loan, maturing December 31, 2005              8,328,310
     6,861,041     Term loan, maturing December 31, 2006              6,442,229
                   DaVita, Inc
    11,871,882     Term loan, maturing March 31, 2009                11,890,438
                   FHC Health Systems, Inc.
     5,944,793     Term loan, maturing April 30, 2005                 5,855,621
     5,944,793     Term loan, maturing April 30, 2006                 5,855,621
                   Integrated Health Services, Inc.
     1,299,701     Revolving loan, maturing March 26, 2007*             125,096
     1,234,241     Term loan, maturing March 26, 2008*                  118,796
     3,880,067     Term loan, maturing March 26, 2009*                  373,456
                   Magellan Health Services, Inc.
     2,171,971     Term loan, maturing February 12, 2005              1,830,971
     2,171,971     Term loan, maturing February 12, 2006              1,838,030
                   Mediq/PRN Life Support Services, Inc.
    13,083,175     Term loan, maturing May 29, 2006                  12,167,353
                   National Medical Care aka Fresenius
    12,180,000     Term loan, maturing September 30, 2003            11,875,500
                   Team Health
     5,820,000     Term loan, maturing October 31, 2007               5,707,238
     4,000,000     Term loan, maturing October 31, 2008               3,947,500
                   Triad Hospitals Holdings, Inc.
     7,426,319     Term loan, maturing March 31, 2008                 7,458,348
-------------------------------------------------------------------------------
                                                                 $  142,633,069
-------------------------------------------------------------------------------

Hotels -- 1.3%
-------------------------------------------------------------------------------
                   Extended Stay America
  $ 15,308,694     Term loan, maturing December 31, 2007         $   15,002,520
                   KSL Recreation Group, Inc.
     1,954,196     Revolving loan, maturing April 30, 2005            1,905,341
     7,904,232     Term loan, maturing April 30, 2005                 7,844,950
     7,904,232     Term loan, maturing April 30, 2006                 7,859,771
                   Wyndham International, Inc.
     4,946,422     Term loan, maturing June 30, 2004                  3,864,392
    22,399,968     Term loan, maturing June 30, 2006                 17,210,635
-------------------------------------------------------------------------------
                                                                 $   53,687,609
-------------------------------------------------------------------------------

Household Furnish & Appliances -- 1.4%
-------------------------------------------------------------------------------
                   Goodman Manufacturing Company, L.P.
  $  2,334,960     Term loan, maturing September 30, 2003        $    2,305,773
    10,928,574     Term loan, maturing July 31, 2005                 10,921,743
                   Sealy Mattress Company
     9,905,152     Term loan, maturing December 15, 2004              9,531,233
     7,678,827     Term loan, maturing December 15, 2005              7,388,952
     9,997,751     Term loan, maturing December 15, 2006              9,620,336
                   Simmons Company
     3,232,212     Term loan, maturing October 30, 2005               3,228,844
     4,506,689     Term loan, maturing October 30, 2006               4,501,055
                   Sleepmaster, LLC
     5,652,495     Term loan, maturing December 31, 2006              5,426,395
                   The Boyds Collection, Ltd.
     3,512,748     Term loan, maturing April 21, 2005                 3,326,175
-------------------------------------------------------------------------------
                                                                 $   56,250,506
-------------------------------------------------------------------------------

Household Products -- 1.8%
-------------------------------------------------------------------------------
                   Church & Dwight Co. Inc.
  $  7,231,875     Term loan, maturing September 30, 2007        $    7,279,338
                   Rayovac Corporation
    10,198,750     Term loan, maturing September 30, 2009            10,186,002
                   Samsonite Corporation
    18,060,636     Term loan, maturing June 24, 2006                 16,976,997
                   The Imperial Decor Home Group, Inc.
     1,417,283     Medium term note, maturing April 4, 2006             708,642
                   The Scotts Company
    11,839,111     Term loan, maturing December 31, 2007             11,881,294
                   United Industries Corporation
    13,973,521     Term loan, maturing January 20, 2006              13,982,254
                   Werner Holding Co.
     6,928,470     Term loan, maturing November 30, 2004              6,844,753
     4,182,512     Term loan, maturing November 30, 2005              4,133,715
-------------------------------------------------------------------------------
                                                                 $   71,992,995
-------------------------------------------------------------------------------

Insurance -- 0.5%
-------------------------------------------------------------------------------
                   Hilb, Rogal and Hamilton Company
  $  6,234,375     Term loan, maturing June 30, 2007             $    6,249,961
                   White Mountains Insurance Group, LTD.
     6,237,590     Term loan, maturing March 31, 2006                 6,151,823
                   Willis Corroon Corporation
     7,566,817     Term loan, maturing February 19, 2007              7,510,066
-------------------------------------------------------------------------------
                                                                 $   19,911,850
-------------------------------------------------------------------------------

Leisure -- 0.9%
-------------------------------------------------------------------------------
                   Blount International Inc.
  $  1,017,132     Term loan, maturing July 31, 2006             $      991,704
                   New England Sports Ventures, LLC
     2,615,385     Revolving loan, maturing February 28, 2005         2,608,846
    32,000,000     Term loan, maturing February 28, 2005             32,000,000
-------------------------------------------------------------------------------
                                                                 $   35,600,550
-------------------------------------------------------------------------------

Leisure Equipment & Products -- 0.3%
-------------------------------------------------------------------------------
                   Bell Sports, Inc.
  $ 12,553,522     Term loan, maturing March 30, 2007            $   10,921,564
-------------------------------------------------------------------------------
                                                                 $   10,921,564
-------------------------------------------------------------------------------

Machinery -- 1.2%
-------------------------------------------------------------------------------
                   Flowserve Corporation
  $  5,636,579     Term loan, maturing June 30, 2007             $    5,539,703
    20,301,922     Term loan, maturing June 30, 2009                 20,097,096
                   Terex Corporation
     7,231,875     Term loan, maturing June 30, 2009                  6,844,970
                   The Manitowoc Company
    10,171,250     Term loan, maturing June 30, 2007                 10,203,035
                   Thermadyne MFG LLC
     2,480,805     Term loan, maturing May 22, 2004                   2,096,280
     2,453,971     Term loan, maturing May 22, 2005                   2,073,605
     2,453,971     Term loan, maturing May 22, 2006                   2,073,605
-------------------------------------------------------------------------------
                                                                 $   48,928,294
-------------------------------------------------------------------------------

Manufacturing -- 4.8%
-------------------------------------------------------------------------------
                   Advanced Glassfiber Yarns LLC
  $ 14,054,014     Term loan, maturing September 30, 2005*       $    8,783,758
                   Chart Industries, Inc.
    18,798,379     Term loan, maturing March 31, 2006                10,903,060
                   Citation Corporation
    12,847,387     Term loan, maturing December 1, 2007              11,305,701
                   Dayton Superior Corporation
     1,317,544     Term loan, maturing September 29, 2005             1,304,368
                   Dresser, Inc.
     6,872,874     Term loan, maturing March 31, 2007                 6,886,991
                   Gentek, Inc.
    16,580,232     Term loan, maturing April 30, 2007                 9,301,510
     6,457,890     Term loan, maturing April 30, 2008                 3,616,418
                   Ingram Industries, Inc.
     8,628,375     Term loan, maturing June 30, 2008                  8,542,091
                   Joan Fabrics Corporation
       237,811     Term loan, maturing September 30, 2004               227,110
     2,116,723     Term loan, maturing June 30, 2005                  2,032,054
     1,320,065     Term loan, maturing June 30, 2006                  1,267,262
                   JohnsonDiversey, Inc.
     5,402,527     Term loan, maturing November 30, 2008              5,395,773
     8,457,500     Term loan, maturing November 30, 2009              8,476,293
                   Matthew Warren, Inc.
     7,095,985     Term loan, maturing May 31, 2005                   6,643,231
     2,557,536     Term loan, maturing May 31, 2006                   2,401,233
                   Motor Coach Industries
    11,489,539     Term loan, maturing June 15, 2006                 10,082,070
                   Mueller Group, Inc.
    11,720,625     Term loan, maturing May 31, 2008                  11,676,673
                   National Waterworks Holdings, Inc.
     4,900,000     Term loan, maturing November 22, 2009              4,916,332
                   Polypore Incorporated
     2,805,632     Term loan, maturing December 31, 2006              2,798,618
    12,437,500     Term loan, maturing December 31, 2007             12,463,407
                   SPX Corporation
    11,907,656     Term loan, maturing September 30, 2009            11,854,072
    22,007,344     Term loan, maturing March 31, 2010                21,916,563
                   Synthetic Industries, Inc.
    13,811,615     Term loan, maturing December 30, 2007             12,292,338
                   Tokheim Corporation
     2,248,450     Revolving loan, maturing December 5, 2005*         2,248,450
    11,813,509     Term loan, maturing December 5, 2005*                   --
     3,452,162     Term loan, maturing December 5, 2005*              3,175,989
     7,669,537     Term loan, maturing December 5, 2006*              5,368,676
                   Trimas Corporation
    11,250,000     Term loan, maturing December 31, 2009             11,275,661
-------------------------------------------------------------------------------
                                                                 $  197,155,702
-------------------------------------------------------------------------------

Metals & Mining -- 1.2%
-------------------------------------------------------------------------------
                   Better Minerals and Aggregates
                   (FKA U.S. Silica Co.)
  $  4,686,450     Term loan, maturing June 30, 2006             $    4,100,644
                   Compass Minerals Group, Inc.
     1,016,474     Term loan, maturing November 28, 2009              1,021,080
                   Handy & Harman
    16,887,739     Term loan, maturing December 31, 2006             16,338,887
                   Ispat Inland, LP
       497,403     Term loan, maturing July 16, 2005                    333,882
       497,403     Term loan, maturing July 16, 2006                    333,882
                   Neenah Foundry Company
    15,660,629     Term loan, maturing September 30, 2005            14,603,537
                   Stillwater Mining Company
    13,495,917     Term loan, maturing June 30, 2007                 13,428,438
-------------------------------------------------------------------------------
                                                                 $   50,160,350
-------------------------------------------------------------------------------

Miscellaneous -- 0.5%
-------------------------------------------------------------------------------
                   AMSCAN Holdings, Inc.
  $ 10,594,501     Term loan, maturing December 31, 2004         $   10,276,666
                   BMK, Inc.
     4,643,431     Term loan, maturing June 30, 2004*                 2,135,978
                   Sotheby's Holdings, INC
     4,423,077     Term loan, maturing February 28, 2003              4,400,962
                   Weight Watchers International, Inc.
     1,492,255     Term loan, maturing December 31, 2007              1,499,717
       884,300     Term loan, maturing December 31, 2008                888,721
-------------------------------------------------------------------------------
                                                                 $   19,202,044
-------------------------------------------------------------------------------

Office Equipment & Supplies -- 0.5%
-------------------------------------------------------------------------------
                   Identity Group, Inc.
  $  6,335,000     Term loan, maturing April 30, 2007            $    3,991,050
                   Iron Mountain Incorporated
     7,492,500     Term loan, maturing February 15, 2008              7,512,790
                   Office Max
     2,500,001     Revolving loan, maturing November 30, 2003         2,487,501
                   Xerox Corporation
     5,000,000     Term loan, maturing April 30, 2005                 4,780,000
-------------------------------------------------------------------------------
                                                                 $   18,771,341
-------------------------------------------------------------------------------

Oil & Gas -- 0.5%
-------------------------------------------------------------------------------
                   The Premcor Refining Group, Inc.
  $ 21,000,000     Term loan, maturing August 23, 2003           $   20,842,500
-------------------------------------------------------------------------------
                                                                 $   20,842,500
-------------------------------------------------------------------------------

Paper & Forest Products -- 0.5%
-------------------------------------------------------------------------------
                   Alabama River & Newsprint
  $ 15,257,102     Term loan, maturing December 31, 2002         $   15,180,816
                   Bear Island Paper Company, LLC
     7,140,533     Term loan, maturing December 31, 2005              6,676,398
-------------------------------------------------------------------------------
                                                                 $   21,857,214
-------------------------------------------------------------------------------

Personal Products -- 1.1%
-------------------------------------------------------------------------------
                   AM Cosmetics, Inc.
  $  3,216,797     Revolving loan, maturing May 30, 2004*        $    3,120,293
     1,831,215     Term loan, maturing May 30, 2004*                       --
     3,662,430     Term loan, maturing May 30, 2006*                       --
                   Armkel, LLC
     1,467,588     Term loan, maturing March 31, 2009                 1,477,284
                   Mary Kay Cosmetics, Inc.
    12,380,277     Term loan, maturing December 6, 2002              12,437,015
                   Playtex Products, Inc.
    25,394,750     Term loan, maturing May 31, 2009                  25,307,468
                   Revlon Consumer Products Corporation
     1,484,090     Term loan, maturing May 30, 2005                   1,372,783
-------------------------------------------------------------------------------
                                                                 $   43,714,843
-------------------------------------------------------------------------------

Publishing & Printing -- 3.0%
-------------------------------------------------------------------------------
                   American Media Operations Inc.
  $    812,497     Term loan, maturing April 1, 2006             $      810,720
    18,261,696     Term loan, maturing April 1, 2008                 18,410,072
                   Journal Register Company
    25,820,873     Term loan, maturing September 30, 2006            25,530,388
                   Liberty Group Operating, Inc.
     8,300,435     Term loan, maturing April 30, 2007                 8,258,933
                   Merrill Corporation
       785,959     Term loan, maturing November 15, 2006                671,995
     9,938,934     Term loan, maturing November 15, 2007              8,497,788
                   Morris Communications Corporation
    13,000,000     Term loan, maturing September 30, 2009            13,010,153
                   R.H. Donnelley Inc.
     3,751,677     Term loan, maturing December 5, 2005               3,746,988
     4,391,391     Term loan, maturing December 5, 2006               4,385,902
                   The McClatchy Company
     7,085,561     Term loan, maturing September 10, 2005             7,050,134
    10,810,485     Term loan, maturing September 10, 2007            10,830,755
                   The Reader's Digest Association, Inc.
     6,982,500     Term loan, maturing May 20, 2008                   6,773,025
                   The Sheridan Group, Inc.
     7,382,145     Term loan, maturing January 30, 2005               7,382,145
                   Transwestern Publishing Company LLC
     7,865,948     Term loan, maturing June 27, 2008                  7,831,535
-------------------------------------------------------------------------------
                                                                 $  123,190,533
-------------------------------------------------------------------------------

Real Estate -- 6.3%
-------------------------------------------------------------------------------
                   125 West 55th Street
  $ 10,860,317     Term loan, maturing June 9, 2004              $   10,860,317
                   622 Third Ave Company LLC
    18,500,000     Term loan, maturing September 30, 2004            18,500,000
                   AGBRI Octagon
    15,157,329     Term loan, maturing May 31, 2004                  15,043,649
                   AIMCO Properties, L.P.
    10,169,364     Term loan, maturing February 28, 2004             10,163,008
                   American Skiing Company Resort Properties, Inc.
     6,480,000     Term loan, maturing December 31, 2002*             6,253,200
                   AP-Knight LP
     9,649,131     Term loan, maturing December 31, 2004              9,637,069
                   Crescent Real Estate Equities, L.P.
    22,250,000     Term loan, maturing May 31, 2005                  22,194,375
                   FFD Development Company, LLC
     6,840,000     Revolving loan, maturing April 2, 2004             6,805,800
                   iStar Preferred Holdings LLC
    12,000,000     Term loan, maturing July 20, 2006                 11,880,000
                   iStar Walden (FKA Starwood Walden LLC)
    13,000,000     Term loan, maturing June 30, 2003                 12,870,000
                   Lennar Corporation
    13,822,075     Term loan, maturing May 2, 2007                   13,863,541
                   Macerich Partnership, L.P.
    10,500,000     Term loan, maturing July 15, 2005                 10,460,625
                   MeriStar Investment Partners, L.P.
     5,250,193     Term loan, maturing March 31, 2003                 5,263,318
     8,887,474     Term loan, maturing September 30, 2004             8,909,693
                   Newkirk Master, L.P.
    11,910,000     Term loan, maturing December 31, 2004             11,924,888
                   OLY Hightop Parent
    30,060,048     Term loan, maturing March 31, 2006                30,060,048
                   Strategic Hotel Capital, LLC
    11,974,957     Term loan, maturing April 30, 2004                11,731,721
                   Trizec Properties, Inc.
    29,000,000     Term loan, maturing May 29, 2005                  28,963,750
                   Westfield America Limited Partnership
    13,673,774     Term loan, maturing May 3, 2005                   13,639,589
-------------------------------------------------------------------------------
                                                                 $  259,024,591
-------------------------------------------------------------------------------

Restaurants -- 0.5%
-------------------------------------------------------------------------------
                   AFC Enterprises Inc.
  $  4,125,900     Term loan, maturing May 23, 2009              $    4,128,908
                   Buffets, Inc.
    15,461,250     Term loan, maturing June 30, 2009                 15,341,425
-------------------------------------------------------------------------------
                                                                 $   19,470,333
-------------------------------------------------------------------------------
Retail - Food & Drug -- 5.2%
-------------------------------------------------------------------------------
                   Domino's Inc.
  $ 22,194,375     Term loan, maturing June 30, 2008             $   22,249,861
                   Duane Reade Inc.
     1,062,500     Revolving loan, maturing February 15, 2006         1,030,625
     3,456,311     Term loan, maturing February 15, 2007              3,459,553
                   Fleming Companies, Inc.
     1,672,727     Revolving loan, maturing June 18, 2008             1,552,848
    27,166,875     Term loan, maturing June 18, 2009                 26,528,453
                   Giant Eagle, Inc.
    17,705,625     Term loan, maturing August 6, 2009                17,716,691
                   Pathmark Stores, Inc.
     4,862,635     Term loan, maturing July 15, 2007                  4,829,204
                   Rite Aid Corporation
    70,806,556     Term loan, maturing June 27, 2005                 69,744,457
     5,124,554     Term loan, maturing June 27, 2006                  4,991,315
                   Roundy's, Inc.
    22,194,375     Term loan, maturing June 6, 2009                  22,046,405
                   SDM Corporation
    27,509,907     Term loan, maturing February 4, 2009              27,568,366
                   Winn-Dixie Stores
    10,897,395     Term loan, maturing March 28, 2007                10,942,804
-------------------------------------------------------------------------------
                                                                 $  212,660,582
-------------------------------------------------------------------------------

Retail - Specialty -- 1.5%
-------------------------------------------------------------------------------
                   Advance Stores Company, Inc.
  $    598,021     Term loan, maturing November 30, 2006         $      595,654
    12,230,891     Term loan, maturing November 30, 2007             12,251,916
                   Charming Shoppes, Inc.
       812,421     Revolving loan, maturing August 31, 2004             816,092
                   CSK Auto, Inc.
     9,500,000     Term loan, maturing December 21, 2004              9,544,536
                   Jo-Ann Stores, Inc.
     9,000,000     Term loan, maturing April 30, 2005                 8,955,000
                   Mall of America Kay-Bee Toy, Inc.
    13,124,631     Revolving loan, maturing December 7, 2005         13,059,008
                   Petro Stopping Centers, L.P.
     4,873,140     Term loan, maturing July 31, 2006                  4,824,409
                   Travelcenters of America, Inc.
    10,922,487     Term loan, maturing November 30, 2008             10,973,692
-------------------------------------------------------------------------------
                                                                 $   61,020,307
-------------------------------------------------------------------------------

Retail Stores - General Mdse -- 0.4%
-------------------------------------------------------------------------------
                   Shopko Stores, Inc.
  $ 15,500,000     Term loan, maturing March 12, 2004            $   15,519,375
-------------------------------------------------------------------------------
                                                                 $   15,519,375
-------------------------------------------------------------------------------

Road & Rail -- 0.4%
-------------------------------------------------------------------------------
                   Kansas City Southern Industries, Inc.
  $  3,458,812     Term loan, maturing June 12, 2008             $    3,460,974
                   RailAmerica Australia Finance Pty. LTD.
     1,920,000     Term loan, maturing May 31, 2009                   1,919,280
                   RailAmerica Canada Corp.
     1,600,000     Term loan, maturing May 31, 2009                   1,599,400
                   RailAmerica Transportation Corp.
     8,480,000     Term loan, maturing May 31, 2009                   8,476,820
-------------------------------------------------------------------------------
                                                                 $   15,456,474
-------------------------------------------------------------------------------

Shipping Lines -- 0.0%
-------------------------------------------------------------------------------
                   American Commercial Lines
  $    234,148     Term loan, maturing July 30, 2006             $      190,128
       658,816     Term loan, maturing June 30, 2007                    534,959
-------------------------------------------------------------------------------
                                                                 $      725,087
-------------------------------------------------------------------------------

Telecommunications - Wireline -- 1.8%
-------------------------------------------------------------------------------
                   Alec Holdings, Inc.
  $ 10,279,200     Term loan, maturing November 30, 2006         $    9,371,208
     6,216,300     Term loan, maturing November 30, 2007              5,667,195
                   Broadwing Inc.
     3,356,402     Revolving loan, maturing December 31, 2003         2,844,551
     3,794,000     Term loan, maturing December 31, 2004              3,389,305
    29,493,257     Term loan, maturing December 31, 2005             26,507,065
                   Fairpoint Communications, Inc.
     4,390,429     Term loan, maturing March 31, 2006                 4,127,004
    23,982,106     Term loan, maturing March 31, 2007                22,783,000
-------------------------------------------------------------------------------
                                                                 $   74,689,328
-------------------------------------------------------------------------------

Telecommunications - Wireless -- 2.4%
-------------------------------------------------------------------------------
                   American Tower, L.P.
  $  2,000,000     Term loan, maturing December 31, 2006         $    1,737,272
     4,250,000     Term loan, maturing December 31, 2007              3,800,915
                   American Cellular Corporation
     2,106,767     Term loan, maturing March 31, 2007                 1,394,417
     4,117,832     Term loan, maturing March 31, 2008                 2,725,490
                   Centennial Cellular Corp.
     1,800,000     Term loan, maturing November 30, 2005              1,333,800
     3,306,935     Term loan, maturing November 30, 2006              2,415,098
     6,503,839     Term loan, maturing November 30, 2007              4,740,837
                   Cricket Communications, Inc.
     3,200,000     Term loan, maturing June 30, 2007*                   600,000
                   Microcell Connexions
     7,737,023     Term loan, maturing March 1, 2006                  3,017,439
     7,961,780     Term loan, maturing December 31, 2007              3,105,094
                   Nextel Communications, Inc.
    29,600,000     Term loan, maturing March 31, 2009                26,813,604
                   Sygnet Operating Company (Dobson)
    11,109,596     Term loan, maturing March 31, 2007                 8,943,224
    10,768,383     Term loan, maturing December 31, 2007              8,668,548
                   Spectrasite Communications, Inc.
     2,750,000     Term loan, maturing December 31, 2007              2,402,813
                   Western Wireless
    20,000,000     Term loan, maturing September 30, 2007            14,360,000
    13,770,000     Term loan, maturing September 30, 2008             9,914,400
                   Winstar Communications, Inc.
     7,325,871     DIP loan, maturing June 30, 2003*                  2,124,502
-------------------------------------------------------------------------------
                                                                 $   98,097,453
-------------------------------------------------------------------------------

Textiles & Apparel -- 0.3%
-------------------------------------------------------------------------------
                   Cluett American Corp
  $  5,782,119     Term loan, maturing May 18, 2005              $    5,377,371
                   Walls Industries, Inc.
     4,268,180     Term loan, maturing February 28, 2005              3,414,544
     6,179,399     Term loan, maturing February 28, 2006              4,943,520
-------------------------------------------------------------------------------
                                                                 $   13,735,435
-------------------------------------------------------------------------------

Theaters -- 0.4%
-------------------------------------------------------------------------------
                   Hollywood Theater Holdings, Inc.
  $  8,181,042     Term loan, maturing March 31, 2006            $    7,669,727
                   Loews Cineplex Entertainment Corporation
     2,706,818     Term loan, maturing March 31, 2007                 2,711,893
       500,000     Revolving loan, maturing March 31, 2007              500,938
     4,736,932     Term loan, maturing December 5, 2002               4,745,814
-------------------------------------------------------------------------------
                                                                 $   15,628,372
-------------------------------------------------------------------------------

Utilities -- 0.4%
-------------------------------------------------------------------------------
                   Michigan Electric Transmission Company, LLC
  $  2,244,375     Term loan, maturing June 30, 2007             $    2,230,348
                   Pacific Energy Group, LLC
    13,700,000     Term loan, maturing July 26, 2009                 13,751,375
-------------------------------------------------------------------------------
                                                                 $   15,981,723
-------------------------------------------------------------------------------
Total Senior Floating-Rate
  Loan Interests
  (identified cost, $3,961,342,294)                              $3,626,774,194
-------------------------------------------------------------------------------

Corporate Bonds & Notes -- 0.1%
Principal
Amount
(000's omitted)    Security                                      Value
-------------------------------------------------------------------------------

Auto Components -- 0.1%
-------------------------------------------------------------------------------
                   Key Plastics
  $        628     Jr. Secured Sub. Notes 4.009%, 4/26/07        $      628,239
         1,691     Sr. Secured Sub Notes 7.009%, 4/26/07              1,691,135
-------------------------------------------------------------------------------
                                                                 $    2,319,374
-------------------------------------------------------------------------------

Metals -- 0.0%
-------------------------------------------------------------------------------
                   Philips Services Corp.*
  $          5     6.00%, 4/15/10                                $         --
-------------------------------------------------------------------------------
                                                                 $         --
-------------------------------------------------------------------------------
Personal Products
-------------------------------------------------------------------------------
  $  4,964,272     AM Cosmetics, Inc., 0.00%, 5/30/07*           $         --
-------------------------------------------------------------------------------
                                                                 $        --
-------------------------------------------------------------------------------
Total Corporate Bonds & Notes
  (identified cost$ 2,324,170)                                   $    2,319,374
-------------------------------------------------------------------------------
Common Stocks, Preferred Stocks
and Warrants -- 0.1%

Shares/Rights      Security                                      Value
-------------------------------------------------------------------------------
        52,190     AM Cosmetics Common Stock*                    $            0
           583     AM Cosmetics Preferred Stock (Series E)*                   0
       337,372     American Marketing Industries Holdings, Inc.*              0
       505,552     Carlyle-Key Partners, L.P.*                          505,552
        34,895     Chart Industries Stock Warrants*                           0
           608     Classic Cable Common Stock Warrants*                       0
        33,278     Environmental Systems Products
                   Holdings Common Stock*                                     0
         5,850     Environmental Systems Products
                   Holdings Preferred (Series A)*                       950,558
       510,222     IHDG Realty Common Stock*                                  0
       510,222     Imperial Home Decor Group Holding
                   Common Stock*                                              0
           126     KAC Mezzanine Holdings Co. Warrants Class A*               0
           115     KAC Mezzanine Holdings Co. Warrants Class B*               0
           217     Key Plastics LLC Preferred Stock (Series A)*         217,432
           331     Leiner Health Products, Inc. Preferred Stock*              0
        32,910     MEDIQ Incorporated Preferred Stock (Series A)*             0
       150,365     Philips Services Corporation Common Stock*            53,822
        34,364      Professional Services Industries
                   Holdings, Inc.*                                            0
       138,509     Rotech Healthcare*                                 2,300,634
       297,015     Safelite Glass Corporation Common Stock*           1,559,329
        20,048     Safelite Realty Corporation Common Stock*                  0
     1,083,156     Stronghaven, Inc., Warrants*                               0
            30     Teligent, Inc. Common Stock*                               0
           879     Tokheim Corporation Preferred Stock
                   (Series A)*                                                0
        59,602     Tokheim Corporation Stock Warrants*                        0
-------------------------------------------------------------------------------
Total Common Stocks, Preferred Stocks and Warrants
  (identified cost,$ 6,906,731)                                  $    5,587,327
-------------------------------------------------------------------------------

Commercial Paper -- 10.3%
Principal
Amount
(000's omitted)    Security                                      Value
-------------------------------------------------------------------------------
                   AIG Funding Inc.
  $     11,967     1.31%, 12/3/02                                $   11,966,129
                   Barton Capital Corp.
        10,005     1.30%, 12/2/02                                    10,004,639
                   Bellsouth Corp.
        20,000     1.70%, 12/10/02                                   19,991,500
                   Ciesco L.P.
        24,908     1.30%, 12/19/02                                   24,891,810
                   Corporate Asset Funding
        48,685     1.38%, 12/2/02                                    48,683,134
                   General Electric Capital Corp.
        85,000     1.38%, 12/2/02                                    84,996,742
                   Kitty Hawk Funding Corp.
        64,485     1.30%, 12/2/02                                    64,482,671
                   Old Line Funding
        50,000     1.35%, 12/12/02                                   49,979,375
                   Prudential Funding
        30,897     1.35%, 12/2/02                                    30,895,841
                   Quincy Capital Corp.
        24,599     1.36%, 12/12/02                                   24,588,778
        50,508     1.31%, 12/20/02                                   50,473,079
-------------------------------------------------------------------------------
                                                                 $  420,953,698
-------------------------------------------------------------------------------
Total Commercial Paper
  (at amortized cost $420,953,698)                               $  420,953,698
-------------------------------------------------------------------------------
Total Investments -- 99.3%
  (identified cost $4,391,526,846)                               $4,055,634,593
-------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 0.7%                           $   29,295,615
-------------------------------------------------------------------------------
Net Assets -- 100%                                               $4,084,930,208
-------------------------------------------------------------------------------
*   Non-income producing security.
(1) Senior floating rate interests often require prepayments from excess cash flows or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at the election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior floating rate interests will have an expected average life of approximately three years.

Note: At November 30, 2002, the Portfolio had unfunded commitments amounting to $126,753,920 under various credit agreements.

                       See notes to financial statements

Senior Debt Portfolio as of November 30, 2002

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
(Expressed in United States Dollars)

As of November 30, 2002

Assets
-------------------------------------------------------------------------------
Investments, at value
  (identified cost, $4,391,526,846)                              $4,055,634,593
Cash                                                                  9,831,771
Receivable for investments sold                                         579,691
Interest receivable                                                  18,580,517
Prepaid expenses                                                        558,385
-------------------------------------------------------------------------------
Total assets                                                     $4,085,184,957
-------------------------------------------------------------------------------
Liabilities
-------------------------------------------------------------------------------
Payable to affiliate for Trustees' fees                          $        6,033
Accrued expenses                                                        248,716
-------------------------------------------------------------------------------
Total liabilities                                                $      254,749
-------------------------------------------------------------------------------
Net assets applicable to investors' interest in Portfolio        $4,084,930,208
-------------------------------------------------------------------------------
Sources of Net Assets
-------------------------------------------------------------------------------
Net proceeds from capital contributions and withdrawals          $4,420,822,461
Net unrealized depreciation (computed on the basis
  of identified cost)                                              (335,892,253)
-------------------------------------------------------------------------------
Total                                                            $4,084,930,208
-------------------------------------------------------------------------------

Statements of Operations
(Expressed in United States Dollars)

                                                Period Ended              Year Ended
Investment Income                               November 30, 2002(1)      December 31, 2001
-------------------------------------------------------------------------------------------
Interest                                               $ 242,447,246          $ 524,656,863
Facility fees earned                                         374,692              1,509,737
-------------------------------------------------------------------------------------------
Total investment income                                $ 242,821,938          $ 526,166,600
-------------------------------------------------------------------------------------------
Expenses
-------------------------------------------------------------------------------------------
Investment adviser fee                                 $  19,869,812          $  29,495,982
Trustees' fees and expenses                                   33,396                 36,392
Legal and accounting services                                879,437              1,401,806
Custodian fee                                                789,968              1,427,985
Interest expense                                             490,436                593,073
Amortization of organization expenses                           --                      187
Miscellaneous                                                294,737                582,624
-------------------------------------------------------------------------------------------
Total expenses                                         $  22,357,786          $  33,538,049
-------------------------------------------------------------------------------------------
Net investment income                                  $ 220,464,152          $ 492,628,551
-------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
-------------------------------------------------------------------------------------------
Net realized gain (loss) --
  Investment transactions (identified cost basis)      $(163,085,965)         $(249,556,701)
  Interest rate swap contracts                            (5,663,522)                  --
-------------------------------------------------------------------------------------------
Net realized loss                                      $(168,749,487)         $(249,556,701)
 -------------------------------------------------------------------------------------------
hange in unrealized appreciation (depreciation) --
  Investments (identified cost basis)                  $  (3,283,896)         $   3,428,029
  Interest rate swap contracts                             2,344,911             (2,344,911)
-------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)   $    (938,985)         $   1,083,118
-------------------------------------------------------------------------------------------
Net realized and unrealized loss                       $(169,688,472)         $(248,473,583)
-------------------------------------------------------------------------------------------
Net increase in net assets from operations             $  50,775,680          $ 244,154,968
-------------------------------------------------------------------------------------------
(1)  For the eleven months ended November 30, 2002.
                            See notes to financial statements

Senior Debt Portfolio as of November 30, 2002

FINANCIAL STATEMENTS CONT'D

Statements of Changes in Net Assets
(Expressed in United States Dollars)

Increase (Decrease)                                     Period Ended                  Year Ended                  Year Ended
in Net Assets                                           November 30, 2002(1)          December 31, 2001           December 31, 2000
-----------------------------------------------------------------------------------------------------------------------------------
From operations --
  Net investment income                                     $   220,464,152             $   492,628,551             $   802,244,721
  Net realized loss                                            (168,749,487)               (249,556,701)                (97,687,213)
  Net change in unrealized appreciation (depreciation)             (938,985)                  1,083,118                (269,754,529)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                  $    50,775,680             $   244,154,968             $   434,802,979
-----------------------------------------------------------------------------------------------------------------------------------
Capital transactions --
  Contributions                                             $   159,219,324             $   538,735,738             $ 2,027,650,216
  Withdrawals                                                (1,855,138,450)             (3,074,603,727)             (3,827,517,843)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets from capital transactions        $(1,695,919,126)            $(2,535,867,989)            $(1,799,867,627)
-----------------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                  $(1,645,143,446)            $(2,291,713,021)            $(1,365,064,648)
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
At beginning of period                                      $ 5,730,073,654             $ 8,021,786,675             $ 9,386,851,323
-----------------------------------------------------------------------------------------------------------------------------------
At end of period                                            $ 4,084,930,208             $ 5,730,073,654             $ 8,021,786,675
-----------------------------------------------------------------------------------------------------------------------------------

(1)  For the eleven months ended November 30, 2002.
                                               See notes to financial statements

Senior Debt Portfolio as of November 30, 2002

FINANCIAL STATEMENTS CONT'D

Statements of Cash Flows
(Expressed in United States Dollars)

                                                    Period Ended           Year Ended
Increase (Decrease) in Cash                         November 30, 2002(1)   December 31, 2001
--------------------------------------------------------------------------------------------
Cash flows from (used for) operating activities --
  Purchase of loan interests                             $(1,853,769,229)   $(1,989,549,350)
  Proceeds from sales and principal repayments             3,120,436,241      4,024,527,689
  Interest received                                          247,773,236        548,112,104
  Facility fees received                                       1,896,025            383,102
  Interest paid                                                 (570,508)          (605,280)
  Decrease in prepaid expenses                                    17,440            352,751
  Operating expenses paid                                    (22,203,069)       (32,747,799)
  Net decrease in swap contracts                              (7,485,472)          (204,740)
  Net increase (decrease) in short-term investments          176,519,648        (53,492,698)
--------------------------------------------------------------------------------------------
Net cash from operating activities                       $ 1,662,614,312    $ 2,496,775,779
--------------------------------------------------------------------------------------------
Cash flows from (used for) financing activities --
  Proceeds from capital contributions                    $   159,219,324    $   538,735,738
  Payments for capital withdrawals                        (1,855,138,450)    (3,074,603,727)
--------------------------------------------------------------------------------------------
Net cash used for financing activities                   $(1,695,919,126)   $(2,535,867,989)
--------------------------------------------------------------------------------------------
Net decrease in cash                                     $   (33,304,814)   $   (39,092,210)
--------------------------------------------------------------------------------------------
Cash at beginning of period                              $    43,136,585    $    82,228,795
--------------------------------------------------------------------------------------------
Cash at end of period                                    $     9,831,771    $    43,136,585
--------------------------------------------------------------------------------------------

Reconciliation of Net Increase in Net Assets
From Operations to Net Cash From
Operating Activities
--------------------------------------------------------------------------------------------
Net increase in net assets from operations               $    50,775,680    $   244,154,968
Decrease in receivable for investments sold                      208,857          3,707,871
Decrease in interest receivable                               10,680,955         34,531,702
Decrease in prepaid expenses                                      17,440            339,770
Decrease in deferred organization expenses                          --               12,981
Decrease in payable to affiliate                                  (2,612)            (1,165)
Decrease in deferred facility fee income                        (374,692)        (1,509,737)
Increase (decrease) in accrued expenses                         (413,179)           185,948
Increase (decrease) in payable for open Swap contracts        (2,344,911)         2,344,911
Net decrease in investments                                1,604,066,774      2,213,008,530
--------------------------------------------------------------------------------------------
Net cash from operating activities                       $ 1,662,614,312    $ 2,496,775,779
--------------------------------------------------------------------------------------------
(1) For the eleven months ended November 30, 2002.

                           See notes to financial statements

Senior Debt Portfolio as of November 30, 2002

FINANCIAL STATEMENTS CONT'D

Supplementary Data
(Expressed in United States Dollars)

                                                  Period Ended
                                                  November 30,                         Year Ended December 31,
                                                  -------------      ----------------------------------------------------------
                                                     2002(1)         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
Ratios (As a percentage of average daily net assets):
-------------------------------------------------------------------------------------------------------------------------------
Expenses                                              0.47%(2)        0.47%        0.44%        0.56%        0.93%        0.94%
Interest expense                                      0.01%(2)        0.01%        0.01%        0.01%        0.01%        0.02%
Net investment income                                 4.77%(2)        7.04%        8.62%        7.32%        7.12%        7.12%
Portfolio turnover                                      42%             33%          47%          64%          56%          81%
-------------------------------------------------------------------------------------------------------------------------------
Total Return(3)                                       0.85%           3.35%          --           --           --           --
-------------------------------------------------------------------------------------------------------------------------------
Net assets, end of year (000's omitted)         $4,084,930      $5,730,074   $8,021,787   $9,386,851   $6,430,334   $4,035,072
-------------------------------------------------------------------------------------------------------------------------------

(1)  For the eleven-month period ended November 30, 2002.
(2)  Annualized.
(3)  Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                                             See notes to financial statements

Senior Debt Portfolio as of November 30, 2002

NOTES TO FINANCIAL STATEMENTS

(Expressed in United States Dollars)

1  Significant Accounting Policies
  -----------------------------------------------------------------------------
   Senior Debt Portfolio (the Portfolio) is registered under the Investment Company Act of 1940 as a non-diversified, closed-end investment company which was organized as a trust under the laws of the State of New York on May 1, 1992. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

   A Investment Valuation -- The Portfolio's investments are primarily in interests in senior floating-rate loans (Senior Loans). Certain senior loans are deemed to be liquid if reliable market quotations are readily available for them. Liquid Senior Loans are valued on the basis of prices furnished by a pricing service. Other Senior Loans are valued at fair value by the Portfolio's investment advisor, Boston Management and Research (BMR), under procedures established by the Trustees as permitted by Section 2(a)(41) of the Investment Company Act of 1940. Such procedures include the consideration of relevant factors, data and information relating to fair value, including
   (i) the characteristics of and fundamental analytical data relating to the Senior Loan, including the cost, size, current interest rate, period until next interest rate reset, maturity and base lending rate of the Senior Loan, the terms and conditions of the Senior Loan and any related agreements, and the position of the Senior Loan in the Borrower's debt structure; (ii) the nature, adequacy and value of the collateral, including the Portfolio's rights, remedies and interests with respect to the collateral; (iii) the creditworthiness of the Borrower, based on an evaluation of its financial condition, financial statements and information about the Borrower's business, cash flows, capital structure and future prospects; (iv) information relating to the market for the Senior Loan including price quotations for and trading in the Senior Loan, and interests in similar Senior Loans and the market environment and investor attitudes towards the Senior Loan and interests in similar Senior Loans; (v) the reputation and financial condition of the agent and any intermediate participant in the Senior Loan; and (vi) general economic and market conditions affecting the fair value of the Senior Loan. Portfolio securities (other than short-term obligations, but including listed issues) may be valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities which may use market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities will be valued at the last sales price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps is determined by changes in the relationship between two rates of interest. Short-term obligations which mature in sixty days or less, are valued at amortized cost, if their original term to maturity when acquired by the Portfolio was 60 days or less or are valued at amortized cost using their value on the 61st day prior to maturity, if their original term to maturity when acquired by the Portfolio was more than 60 days, unless in each case this is determined not to represent fair value. Repurchase agreements are valued at cost plus accrued interest. Other portfolio securities for which there are no quotations or valuations are valued at fair value as determined in good faith by or on behalf of the Trustees.

   B Income -- Interest income from Senior Loans is recorded on the accrual basis at the then-current interest rate, while all other interest income is determined on the basis of interest accrued, adjusted for amortization of premium or discount when required. Facility fees received are recognized as income over the expected term of the loan. The Portfolio adopted the provisions of the revised AICPA Audit and Accounting Guide for Investment Companies, as revised, effective for fiscal years beginning after December 15, 2000. As required, the Portfolio acretes market discounts on debt securities.

   C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

   D Interest Rate Swaps -- The Portfolio may use interest rate swaps for risk management purposes and not as a speculative investment. Pursuant to these agreements, the Portfolio receives quarterly payments at a rate equal to a predetermined three-month LIBOR. In exchange, the Portfolio makes semi-annual payments at a predetermined fixed rate of interest. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains and losses. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. The Portfolio does not anticipate non-performance by the counterparty. Risk may also arise from the unanticipated movements in value of interest rates.

   E Other -- Investment transactions are accounted for on a trade date basis.

   F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.

2  Investment Advisory Fee and Other Transactions with Affiliates
  -----------------------------------------------------------------------------
   The investment advisory fee is paid to BMR as compensation for investment advisory services rendered to the Portfolio. The fee is computed at a monthly rate of 19/240 of 1% (0.95% annually) of the Portfolio's average daily gross assets up to and including $1 billion and at reduced rates as daily gross assets exceed that level. Effective May 1, 1999, the Trustees of the Portfolio voted to accept a waiver of BMR's compensation so that the aggregate advisory fees paid by the Portfolio under the advisory agreement during any fiscal year will not exceed, on an annual basis, 0.50% of average daily gross assets of the Portfolio up to and including $1 billion and at reduced rates as daily gross assets exceed that level. For the period from January 1, 2002 to November 30, 2002, the effective annual rate, based on average daily gross assets, was 0.43% and amounted to $19,869,812. For the year ended December 31, 2001, the effective annual rate, based on average daily gross assets, was 0.42% and amounted to $29,495,982. Except as to Trustees of the Portfolio who are not members of BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee.

   Certain officers and Trustees of the Portfolio are officers of BMR. Trustees of the Portfolio that are not affiliated with the Investment Adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the period from January 1, 2002 to November 30, 2002, no significant amounts have been deferred.

3  Investments
  -----------------------------------------------------------------------------
   The Portfolio invests primarily in Senior Loans. The ability of the issuers of the Senior Loans to meet their obligations may be affected by economic developments in a specific industry. The cost of purchases and the proceeds from principal repayments and sales of Senior Loans for the period from January 1, 2002 to November 30, 2002 aggregated $1,853,769,229 and $3,120,227,384, respectively, and for the year ended December 31, 2001, aggregated $1,989,549,350 and $4,020,819,818, respectively.

4  Short-Term Debt and Credit Agreements
  -----------------------------------------------------------------------------
   The Portfolio participates with other portfolios managed by BMR in a $600 million unsecured line of credit with a group of banks to permit the Portfolio to invest in accordance with its investment practices. Interest is charged under the credit agreement at the bank's base rate or at an amount above LIBOR. Interest expense includes a commitment fee of $490,436, for the period from January 1, 2002 to November 30, 2002, which is computed at the annual rate of 0.10% of the credit agreement. For the year ended December 31, 2001, interest expense amounted to $593,073. There were no significant borrowings under this agreement during the period from January 1, 2002 to November 30, 2002. As of November 30, 2002 and December 31, 2001, the Portfolio had no borrowings outstanding.

5  Financial Instruments
  -----------------------------------------------------------------------------
   The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities and to assist in managing exposure to various market risks. These financial instruments include written options, financial futures contracts and interest rate swaps and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. At November 30, 2002, there were no outstanding obligations under these financial instruments.

6  Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
  -----------------------------------------------------------------------------
   The cost and unrealized appreciation (depreciation) in the value of the investments owned at November 30, 2002, as computed on a federal income tax basis, were as follows:

   Aggregate cost                                                $4,391,526,846
  -----------------------------------------------------------------------------
   Gross unrealized appreciation                                 $    4,631,168
   Gross unrealized depreciation                                   (340,523,421)
  -----------------------------------------------------------------------------
   Net unrealized depreciation                                   $ (335,892,253)
7  Fiscal Year End Change
  -----------------------------------------------------------------------------
   Effective October 21, 2002, the Portfolio changed its fiscal year end to November 30, 2002.

Senior Debt Portfolio as of November 30, 2002

INDEPENDENT AUDITORS' REPORT

To the Trustees and Investors
of Senior Debt Portfolio:
--------------------------------------------------------------------------------

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Senior Debt Portfolio (the Portfolio) as of November 30, 2002, the related statements of operations and cash flows for the period from January 1, 2002 to November 30, 2002 and the year ended December 31, 2001, the statements of changes in net assets for the period from January 1, 2002 to November 30, 2002, and the years ended December 31, 2001 and 2000, and the supplementary data for the period from January 1, 2002 to November 30, 2002 and for each of the years in the five-year period ended December 31, 2001. These financial statements and supplementary data are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and supplementary data based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and supplementary data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities and Senior Loans owned at November 30, 2002 by correspondence with the custodian, brokers and selling or agent banks; where replies were not received from brokers and selling or agent banks, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and supplementary data referred to above present fairly, in all material respects, the financial position of Senior Debt Portfolio as of November 30, 2002, and the results of its operations, its cash flows, the changes in its net assets and its supplemental data for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
January 10, 2003

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Advisers Senior Floating-Rate Fund (the Fund) and Senior Debt Portfolio (the
Portfolio) are responsible for the overall management and supervision of the Fund's and Portfolio's affairs. The Trustees and officers of the Fund and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Fund and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts,
02109.

                                                                                                      Number of
                                                                                                    Portfolios in
                              Position(s) with  Term of Office                                       Fund Complex       Other
                                the Fund and     and Length of    Principal Occupation(s) During     Overseen By    Directorships
Name and Date of Birth          the Portfolio       Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEES

Jessica M. Bibliowicz              Trustee        Since 1998      President and Chief Executive          185             None
11/28/59                                                          Officer of National Financial
                                                                  Partners (financial services
                                                                  company) (since April 1999).
                                                                  President and Chief Operating
                                                                  Officer of John A. Levin & Co.
                                                                  (registered investment adviser)
                                                                  (July 1997 to April 1999) and a
                                                                  Director of Baker, Fentress &
                                                                  Company, which owns John A. Levin
                                                                  & Co. (July 1997 to April 1999).
                                                                  Ms. Bibliowicz is an interested
                                                                  person because of her affiliation
                                                                  with a brokerage firm.

James B. Hawkes                    Trustee      Trustee of the    Chairman, President and Chief          190       Director of EVC
11/9/41                                        Fund Since 1998;   Executive Officer of BMR, EVM and
                                               of the Portfolio   their corporate parent and
                                                  Since 1992      trustee, Eaton Vance Corp. (EVC),
                                                                  and Eaton Vance, Inc. (EV),
                                                                  respectively; Vice President and
                                                                  Director of EVD. Trustee and/or
                                                                  officer of 190 investment
                                                                  companies in the Eaton Vance Fund
                                                                  Complex. Mr. Hawkes is an
                                                                  interested person because of his
                                                                  positions with BMR, EVM and EVC,
                                                                  which are affiliates of the Fund
                                                                  and the Portfolio.

(1) Includes both master and feeder funds in a master feeder structure.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D

                                                                                                      Number of
                                                                                                    Portfolios in
                              Position(s) with  Term of Office                                       Fund Complex       Other
                                the Fund and     and Length of    Principal Occupation(s) During     Overseen By    Directorships
Name and Date of Birth          the Portfolio       Service       Past Five Years                     Trustee(1)         Held
-----------------------------------------------------------------------------------------------------------------------------------

NONINTERESTED TRUSTEE(S)

Donald R. Dwight                   Trustee      Trustee of the    President of Dwight Partners,          190       Trustee/Director
3/26/31                                        Fund since 1998;   Inc. (corporate relations and                      of the Royce
                                               of the Portfolio   communications company).                          Funds (mutual
                                                  since 1994                                                            funds)
                                                                                                                   consisting of 17
                                                                                                                     portfolios.

Samuel L. Hayes, III               Trustee      Trustee of Fund   Jacob H. Schiff Professor of           190         Director of
2/23/35                                         since 1998; of    Investment Banking Emeritus,                      Tiffany & Co.
                                                 the Portfolio    Harvard University Graduate                         (specialty
                                                  since 1994      School of Business                                retailer) and
                                                                  Administration.                                    Director of
                                                                                                                     Telect, Inc.
                                                                                                                   (telecommunicati
                                                                                                                     ons services
                                                                                                                       company)

Norton H. Reamer                   Trustee      Trustee of the    Chairman, Unicorn Corporation (an      190             None
9/21/35                                        Fund since 1998;   investment and financial advisory
                                               of the Portfolio   services company) (since
                                                  since 1994      September 2000). Chairman,
                                                                  Hellman, Jordan Management Co.,
                                                                  Inc. (an investment management
                                                                  company) (since November 2000).
                                                                  Advisory Director, Berkshire
                                                                  Capital Corporation (investment
                                                                  banking firm) (since June 2002.
                                                                  Formerly, Chairman of the Board,
                                                                  United Asset Management
                                                                  Corporation (a holding company
                                                                  owning institutional investment
                                                                  management firms) and Chairman,
                                                                  President and Director, UAM Funds
                                                                  (mutual funds).

Lynn A. Stout                      Trustee        Since 1998      Professor of Law, University of        185             None
9/14/57                                                           California at Los Angeles School
                                                                  of Law (since July 2001).
                                                                  Formerly, Professor of Law,
                                                                  Georgetown University Law Center.

Jack L. Treynor                    Trustee      Trustee of the    Investment Adviser and                 170             None
2/21/30                                        Fund since 1998;   Consultant.
                                               of the Portfolio
                                                  since 1994

(1) Includes both master and feeder funds in a master feeder structure.

Eaton Vance Advisers Senior Floating-Rate Fund as of November 30, 2002

MANAGEMENT AND ORGANIZATION CONT'D



                              Position(s) with  Term of Office
                                the Fund and     and Length of    Principal Occupation(s) During
Name and Date of Birth          the Portfolio       Service       Past Five Years
-----------------------------------------------------------------------------------------------------------------------------------

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

Scott H. Page                     President      Since 2002(2)    Vice President of EVM and BMR. Officer of 11 registered
10/30/59                                                          investment companies managed by EVM or BMR.

Payson F. Swaffield            Vice President  Vice President of
8/13/56                                        Fund since 1998;
                                               of the Portfolio   Vice President of EVM and BMR. Officer of 11 registered
                                                  Since 1996      investment companies managed by EVM or BMR.

Alan R. Dynner                    Secretary    Secretary of the
10/10/40                                       Fund since 1998;   Vice President, Secretary and Chief Legal Officer of BMR, EVM,
                                               of the Portfolio   EVD and EVC; Officer of 190 registered investment companies
                                                  since 1997      managed by EVM or BMR.

Barbara E. Campbell               Treasurer      Since 2002(2)    Vice President of EVM and BMR. Officer of 190 registered
6/19/57                                                           investment companies managed by EVM or BMR.

(1) Includes both master and feeder-funds in a master-feeder structure.
(2) Prior to 2002, Mr. Page served as Vice President of the Fund since 1998 and of the Portfolio since 1996 and Ms. Campbell served as Assistant Treasurer of the Fund since 1998 and of the Portfolio since 1992.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF SENIOR DEBT PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI 02940-9653
(800) 262-1122

INDEPENDENT AUDITORS
DELOITTE & TOUCHE LLP
200 Berkeley Street
Boston, MA 02116-5022

-------------------------------------------------------------------------------
                               EATON VANCE FUNDS
                            EATON VANCE MANAGEMENT
                        BOSTON MANAGEMENT AND RESEARCH
                        EATON VANCE DISTRIBUTORS, INC.

                                PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

o Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

o None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

o Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

       For more information about Eaton Vance's privacy policies, call:
                                1-800-262-1122
-------------------------------------------------------------------------------



EATON VANCE ADVISERS SENIOR FLOATING-RATE FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

-------------------------------------------------------------------------------
This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its sales charges and expenses. Please read the prospectus carefully before you invest or send money.
-------------------------------------------------------------------------------

166-1/03                                                               A-SFRSRC